UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place,

Shawnee Mission, KS 66025
(Address of principal executive offices) (Zip code)

Kent Gasaway

5420 W. 61st Place,

Shawnee Mission, KS 66025
(Name and address of agent for service)

913-677-7778

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

SEMI-ANNUAL
REPORT

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on the Funds' website (buffalofunds.com/our-funds/performance/#literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you hold your shares directly with the Funds, by calling (800) 492-8332.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (800) 492-8332 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary or directly with the Funds.

TABLE OF CONTENTS

Portfolio Management Review	4
Investment Results	14
Expense Example	17
Allocation of Portfolio Holdings	21
Schedules of Investments or Options Written	23
Buffalo Discovery Fund (BUFTX)	23
Buffalo Dividend Focus Fund (BUFDX)	29
Buffalo Emerging Opportunities Fund (BUFOX)	36
Buffalo Flexible Income Fund (BUFBX)	42
Buffalo Growth Fund (BUFGX)	48
Buffalo High Yield Fund (BUFHX)	53
Buffalo International Fund (BUFIX)	66
Buffalo Large Cap Fund (BUFEX)	75
Buffalo Mid Cap Fund (BUFMX)	80
Buffalo Small Cap Fund (BUFSX)	86
Statements of Assets and Liabilities	92
Statements of Operations	94
Statements of Changes in Net Assets	96
Financial Highlights	100
Notes to Financial Statements	120
Statement Regarding Liquidity Risk Management Program	133
Privacy Policy	135

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

The Buffalo Discovery Fund rose 36.37% for the six-month period ending September 30, 2020 but underperformed the Morningstar US Mid Growth Index's, the fund's benchmark, return of 47.53%. Index results were largely driven by technology stocks, as the sector was one of the best performing sectors and drove over 44% of the index's return while representing about 39% of the index's weight. High growth software stocks in which the portfolio is underweight, led returns. Furthermore, the fund did not own Square and Zoom Video Communications, two of the benchmark's more significant performers, which advanced nearly 210% and 93%, respectively, and were relatively large index positions.

Some of the fund's relative underperformance during the period is explained by the first quarter's outperformance, as the fund's holdings declined less than the index and experienced less of a rebound during the subsequent six months. Furthermore, it was difficult to keep pace with the index in the Technology sector as it was largely driven by meaningful appreciation of already expensive high growth software stocks, many of which do not meet our valuation parameters. While we did have some high growth software stocks in the portfolio, we did not have enough of them to maintain pace with the index.

Etsy, Inc. was the best performing position during the six month period, with a gain of almost 220%. With the spread of COVID-19, the shift to e-commerce is clearly a trend that has witnessed increased momentum, and Etsy, as a leading online arts and crafts marketplace, benefited disproportionally. The company did an excellent job during the pandemic of driving new customers to the platform and becoming the "go to" site for handmade masks and Personal Protective Equipment (PPE) for consumers.

Twillio, Inc. was also a top performer for the fund in the period gaining just over 171%. Despite having some exposure to weaker industries like travel, which concerned some investors early in the six-month period, Twilio's communication volumes have been excellent during the pandemic, led by messaging and video. The company remains the leader in Communications Platform as a Service (CPaaS), which we believe, is still in the early stages of growth.

eHealth (EHTH) operates a direct to consumer, online health insurance marketplace that offers consumers a broad choice of insurance solutions from over 180 health insurance carriers. Its shares weakened during the period as investors grew concerned about a higher than expected level of customer churn and the potential negative effect on customer acquisition costs and the lifetime value of customer contracts. The company has prioritized growing enrollment over retention the last couple of years, but has recently taken corrective action to improve retention. Despite the higher churn, the company raised its full year guidance for sales and profitability and raised its expected five-year annual revenue growth rate to 27% from 23% prior. The company remained a prime beneficiary of the secular shift from offline agent assisted sales to online digital sales channels where broader choice and the option to get coverage entirely through an online experience can potentially cut out the middle-man and lead to lower costs for the consumer and disruptive share gain for the company.

The first nine months of 2020 has been an extremely volatile period for the market, and given the market's quick rebound despite a slower economy, lower earnings, political uncertainty and continued COVID-19 concerns, a lot rests on the trajectory of earnings recovery in 2021. Volatility is likely to remain in place but it should ease once we get a clearer picture of fiscal stimulus plans and the policy biases of the next administration. Investors will then likely continue to focus on the trajectory of COVID-19 cases, the progression of additional treatments and vaccines, and ongoing company commentary on business trends. We believe there will be a meaningful amount of data on vaccine and treatment options over the next few months that could be quite positive for those willing to look beyond near-term case numbers. Furthermore, fiscal and monetary policy remain extremely accommodative worldwide with activity levels rebounding across countries and sectors. The economy is mending. Consumer and business confidence is rising too as the world has found innovative ways to adapt, progress and grow despite the one-hundred-year pandemic in our midst.

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Due to a reduction in growth opportunities in the last six to nine months, we are mindful that investors may have bid up certain high growth stocks to unsustainable valuations, and we continue to focus on the downside risk relative to upside opportunity for stocks in the portfolio. The disparity in returns between growth and value has been extreme this year, and at some point, there could be a meaningful reversion to the mean, likely triggered by lower political uncertainty post-election and successful clinical results from a potential vaccine. Going forward, we think lower political uncertainty and a probable COVID-19 vaccine could steepen the yield curve and should be good for more economically sensitive areas at the expense of over-priced growth stocks and are adjusting the portfolio accordingly.

We stand poised to capitalize when and where we see an opportunity to improve risk-adjusted return potential within the portfolio. Economic conditions may ebb and flow, but our focus is steady: to invest in attractively priced, financially strong, well-managed companies whose innovative strategies should fuel secular growth opportunities. We seek those opportunities where thoughtful management teams are in a favorable position to use innovation for market advantage, durable growth, and sustained shareholder value creation. Successful innovation may often lead to share gains in large existing markets, or the creation of large new market opportunities, a strategy which we believe is less dependent on the overall macro environment for growth.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund posted a return of 27.77% for the semi-annual period, underperforming the Morningstar US Large-Mid Cap Index, the fund's benchmark, return of 33.41% and the S&P 500 Index return of 31.31%. All of the sectors in the fund and benchmark posted positive returns. The fund's sectors with the highest weightings had mixed performance relative to the benchmark. Health Care and Financials posted favorable relative performance compared to the performance of the benchmark's health care and financials sectors, while Information Technology experienced lagging relative returns. The fund's Energy, Real Estate, and Utilities sectors delivered constructive performance relative to the benchmark. The fund's Consumer Discretionary, Consumer Staples, Industrials, Materials, and Telecommunication Services holdings detracted from relative performance.

Specific securities that contributed most positively to the fund's performance during the period include Apple Inc., Microsoft Corp. and Horizon Therapeutics PLC. Apple advanced on solid quarterly results, anticipated growth from 5G iPhone sales, and announcement of a stock split. Microsoft improved on growing momentum from its cloud services and enterprise products which boosted results above analysts' estimates, and expansion in the company's valuation metrics. The biopharmaceuticals company Horizon Therapeutics rose on strong quarterly results driven by the launch of Tepezza for thyroid eye disease treatment and favorable study data on Krystexxa in combination with immunomodulation (methotrexate).

Delta Air Lines, Elanco Animal Health, and Edison International diminished the fund's performance during the period. Delta declined on the reduced demand for airline travel due to COVID-19. Elanco fell on poor quarterly results due to distributor inventory destocking. Edison, an electric power generation and distribution company, has been hurt by the threat of wild fires and the spending to mitigate them, which has created pressure on the balance sheet and earnings.

The stock market reached a record high during the period on the expectations that the economy can recover from the COVID-19 Pandemic. The market fell from the peak, during the period, as investors became concerned regarding a second wave of COVID-19 cases, the prospects for passage of a fiscal stimulus having been bogged down by partisan politics, anxiety around the presidential election, lack of an agreement on Britain's exit from the European Union (Brexit), and rhetoric around new anti-trust regulation regarding the large technology companies. Brexit deadlines will force decisions on an agreement for Britain's exit from the European Union, or cause further delays. As the current quarter unfolds, the market will likely be impacted as some of these issues play out. Resolution of these issues will likely influence the prospects, timing, and size of additional fiscal stimulus measures needed to support the economy over the intermediate term and sustainable growth over the longer term. Monetary policy continues to remain accommodative, as Central Banks reiterate their policies of not raising interest rates, continue debt-buying programs, and expand inflation tolerance levels.

Despite the uncertainty created by pandemic, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the fund will continue to emphasize on competitively

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advantaged companies that can be purchased at a fair value, in our opinion. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, as we continue to follow our process of finding new investment ideas and to be ready when market declines provide better entry points.

BUFFALO EMERGING OPPORTUNITIES FUND

Effective October 16, 2020, the Buffalo Emerging Opportunities Fund changed its name to the Buffalo Early Stage Growth Fund. We believe this name better captures the spirit of the fund, seeking holdings that are generally smaller than the median market capitalization of the benchmark, the Morningstar US Small Growth Index, and are bringing innovation to their industries through new products and/or services.

The fund posted a positive return of 51.52% for the six-month period ending September 30, 2020. This compares to the Morningstar US Small Growth Index's return of 42.60%. These historically strong returns followed the sell-off in February and March related to the onset of the global pandemic caused by the spread of COVID-19.

The fund's outperformance compared to the index during the semi-annual period was led by the investments within Information Technology and Financials. The fund maintained an overweight to the Financials sector and produced a return of 84.4%, on average, compared to the benchmark's average return of -18.5% for the sector. The fund also outperformed in Information Technology, our largest sector weighting. The fund's Information Technology holdings returned 68.2%, on average, versus the benchmark's average return of 42.5%.

While COVID-19 appears to be surging into the winter months, most industries (outside of travel, hospitality, select retail, among others) have staged a strong rebound. With recent vaccine trial data for COVID-19 showing promising outcomes, we look for the market to persevere through these next several months until a vaccine(s) become more widely accessible.

We operate on the small end of the small cap growth spectrum and will continue to seek investment opportunities that can sustain growth due to secular trends and from the innovation and disruption they are introducing to an industry. We believe less investor interest in our segment of the market creates opportunities for us to uncover value. The fund ended

September 30, 2020 with 65 holdings. As always, we will be paying close attention to the valuations of portfolio holdings and we will utilize market volatility to trim or add to positions as risk/reward profiles improve or degrade.

The Buffalo Early Stage Growth Fund is primarily focused on identifying innovation within U.S. companies with North American revenue bases. We continue to look for prudent ways to deploy cash and remain long-term focused, aiming to be shrewd when the market environment presents opportunity and more cautious when it does not. With an active share of greater than 95%, the fund will continue to offer a distinct offering from the index and category peers.

BUFFALO FLEXIBLE INCOME FUND

The Buffalo Flexible Income Fund produced a return of 17.18% for the semi-annual period compared to 22.95% for the Morningstar Moderately Aggressive Target Risk Index. The top contributors to fund performance were Microsoft, Qualcomm, and Nuance convertible bonds. Microsoft continues to benefit from its leading positions in key category verticals such as cloud computing, applications (Office, Teams, and Linked-In) as well as gaming. Qualcomm increased in value during the quarter due to the favorable settlement of a long-standing legal dispute with Huawei. Nuance benefitted from positive earnings and guidance as it showed continued momentum with its cloud transition and incremental positive signs on the adoption of another one its software platforms, Dragon Ambient Experience (DAX). The top three detractors over the semi-annual review period were BP, HollyFrontier and Kinder Morgan. All three of these companies are in the energy sector and have been negatively impacted by depressed oil and gas prices.

The stock market reached a record high during the second half of the semi-annual period on the expectations that the economy can recover from the COVID-19 Pandemic. The market fell from the peak, during the period, as investors became concerned regarding a second wave of COVID-19 cases, the prospects for passage of a fiscal stimulus having been bogged down by partisan politics, anxiety around the presidential election, lack of an agreement on Britain's exit from the European Union (Brexit), and rhetoric around new anti-trust regulation regarding the large technology companies. As the remainder of the year

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unfolds, the market will likely be impacted as some of these issues play out. Studies on vaccines and drug therapies to treat COVID-19 are likely to be released. Resolution of these issues will likely influence the prospects, timing, and size of additional fiscal stimulus measures needed to support the economy over the intermediate term and sustainable growth over the longer term. Monetary policy continues to remain accommodative, as Central Banks reiterate their policies of not raising interest rates, continue debt-buying programs, and expand inflation tolerance levels.

BUFFALO GROWTH FUND

The Buffalo Growth Fund gained 36.27% in the six-month period ending September 30, 2020 versus the Morningstar US Growth Index's, the fund's benchmark, gain of 45.08%. Stock selection in the Consumer Discretionary sector and the drag from un-invested cash were the leading causes of relative underperformance. Within the Consumer Discretionary sector, most of the underperformance was driven by not owning Tesla, a relatively large benchmark position, which was up over 300% in the period. Across the entire portfolio, underexposure to companies with no earnings and stocks, with what we believe to be unsustainable valuation multiples, hurt relative performance. With interest rates expected to be "lower for longer", sales growth was rewarded over profitability and valuation-sensitivity in the quarter. Regarding our un-invested cash, while not a level we consider elevated, cash averaged 3.17% of fund assets, and any allocation to cash holds back performance when the market is up over 45%.

Apple Inc. shares increased over 83% during the semi-annual review period making it a significant contributor to the fund's return. The company experienced better than expected demand improvement driven by the work/learn from home trend and a rebound in international sales as global markets begin to reopen. Apple's handset sales growth is likely to benefit from the upcoming 5G iPhone introduction which should mark the beginning of a 2-year handset upgrade cycle for the company.

Amazon.com, Inc. was another top contributor, with shares up over 61% during the period. The ongoing shift to ecommerce continued as consumers avoided brick-and-mortar stores during the pandemic. Furthermore, the company's web services division was also well positioned to benefit from the growing need for cloud computing in a world with more people working from home.

Wells Fargo was a victim of the low interest rate environment and sluggish economic activity and detracted from fund performance during the period. Without a sharp rebound in economic activity, with the potential to drive interest rates higher, the outlook for banks is uninspiring. As a result, we eliminated the position from the fund to invest in more attractive near-term opportunities, by our analysis.

RealPage, Inc. is a leading provider of hosted software and data analytics to the real estate industry. Its solutions enable the rental real estate industry to manage property operations more efficiently. The stock did not keep pace with the rest of the market as investors feared the negative effects of higher unemployment and de-urbanization may weigh on occupancy rates and yield at rental properties. However, lower occupancy rates may help drive increased sales for RealPage as property managers have to invest in marketing and operational solutions that aid in attracting new tenants.

The first nine months of 2020 has been an extremely volatile period for the market, and given the market's quick rebound despite a slower economy, lower earnings, political uncertainty and continued COVID-19 concerns, a lot rests on the trajectory of earnings recovery in 2021. Volatility is likely to remain in place but it should ease once we get a clearer picture of fiscal stimulus plans and the policy biases of the next administration. Investors will then likely continue to focus on the trajectory of COVID-19 cases, the progression of additional treatments and vaccines, and ongoing company commentary on business trends. We believe there will be a meaningful amount of data on vaccine and treatment options over the next few months that could be quite positive for those willing to look beyond near-term case numbers. Furthermore, fiscal and monetary policy remain extremely accommodative worldwide with activity levels rebounding across countries and sectors. The economy is mending. Consumer and business confidence is rising too as the world has found innovative ways to adapt, progress and grow despite the one-hundred-year pandemic in our midst.

Due to a reduction in growth opportunities in the last six to nine months, we are mindful that investors may have bid up certain high growth stocks to unsustainable valuations, and we continue to focus on the downside

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risk relative to upside opportunity for stocks in the portfolio. The disparity in returns between growth and value has been extreme this year, and at some point, there could be a meaningful reversion to the mean, likely triggered by lower political uncertainty and successful clinical results from a potential vaccine. Going forward, we think lower political uncertainty and a probable COVID-19 vaccine could steepen the yield curve and should be good for more economically sensitive areas at the expense of over-priced growth stocks and are adjusting the portfolio accordingly.

We will continue to invest in businesses with solid growth opportunities, durable competitive advantages, scalable business models, and good management teams, when they are trading at attractive valuations, in our opinion.

BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund increased 16.13% for the six months ending September 30, 2020, and outperformed the ICE BofAML US High Yield Master II Index, which gained 14.76% for the same period. The fund also outperformed the Lipper High Yield Bond Funds Index's return of 13.85%.

The U.S. high yield sector continued its rally in the period after posting its strongest performance since the third quarter of 2009 in the second quarter of 2020. High yield bond prices continued their recovery through July and August before reversing course in September. The first two months advanced on positive vaccine news, better than expected earnings and a dovish stance from the Federal Reserve. The high yield market declined in September amid uncertainty over a new economic stimulus package, the pending US elections and rising cases of COVID-19 in Europe.

Following a record $47.3 billion inflow in the second quarter, high yield funds saw $10.7 billion of cash inflows in the third quarter. While July and August continued the trend of inflows, September posted the first monthly outflows (-$4.3 billion) since the mass exodus in March of this year. During the third quarter, high yield issuers brought $131.9 billion in new bonds to market driven primarily by refinancing. In the first nine months of 2020, new issuance volume totaled $350.3 billion, up 68% from the $208.2 billion in the first nine months of 2019.

During the six month period, the 10-year Treasury bond yield increased only two basis points to 0.68% and remains near record lows. Every industrial sector in the U.S. high yield universe and every credit rating silo produced positive returns during the six month review period. According to data from JP Morgan, the lower quality end of the high yield credit spectrum, i.e., split B/CCC, non-rated and defaulted issues, performed better than the higher end of the quality spectrum. The non-rated segment produced the largest gain of 19.5% while the split BBB segment was the worst performer with a still solid 11.8% gain.

According to data from JP Morgan, the U.S. high yield market's spread to worst at the end of September was 603 basis points, 108 bps tighter than the 495 bps spread at the end of March 2020 and 6 bps tighter than its 20-year historical average of 609 bps. The yield to worst for the high yield market at period end was 6.32%, below the 8.55% 20-year average, and below the yield of 10.00% at the end of March 2020.

During the semi-annual period 129 out of the 137 issues in the Buffalo High Yield fund produced positive returns. The three top contributors were Nuance Communications 1.5% convertible bonds, Cerence 3% convertible bonds, and Diebold Nixdorf 8.5% corporate bonds. Nuance and Cerence are technology driven enterprises that reported better than expected earnings or guidance during the period and the underlying stocks benefited from the strong demand from investors to own the Technology sector. Over the six month period, Diebold Nixdorf bonds steadily and fully recouped the 30 points lost in March.

Specific securities that detracted the most from the fund's performance include Turning Point Brands 2.5% convertible bonds, Delek Logistics 6.75% corporate bonds and K12 Inc. 1.125% convertible bonds. Turning Point Brands underlying common stock declined in September along with the other major tobacco stocks despite positive sentiment from sell-side analysts. Delek Logistics provides crude oil logistic services and like most securities in the energy space, Delek's bonds declined amid continued fossil fuels demand concerns. K12 Inc. convertible bonds declined in September after Miami-Dade school board decided to stop using K12's services. The contract was 1% of revenue and not related to the company's core online business, but the stock sold off regardless.

Until March 2020, the United States had been enjoying a growing economy with modest inflation that had created a favorable environment for risky assets. However, near the end of February/early March, the COVID-19 pandemic and plummeting crude oil prices wreaked havoc on the markets. The U.S. high yield default rate increased to a

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three year high of 3.54% in March, which was up 91 bps from the 2.63% level in December 2019, and above the 3.44% long-term average. The trend continued through July, peaking around 6.2% before declining to 5.8% through August and September. During the six month period, 73 companies defaulted on $101.5 billion of debt. We are concerned first and foremost about the ongoing COVID-19 pandemic and the fallout on global economies. We are managing the fund cautiously yet actively, focusing on higher quality, non-investment grade issuers with defensive business models and manageable credit metrics. We will continue to deploy cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less leveraged credits. Additionally, we believe bank loans offer a more defensive position as they provide senior positioning in the capital structure. Finally, we continue to look for opportunities in convertible bonds and preferred stocks. We ended the period with 137 positions, essentially unchanged from the previous quarter's level (excluding cash).

BUFFALO INTERNATIONAL FUND

Global equity markets surged ahead in the semi-annual period with the MSCI ACWI Index returning +28.91%. Macro data continued to improve in the second half of the semi-annul review period and companies broadly reported earnings that proved to be more resilient than expectations. While the world experienced another increase in COVID-19 cases this fall, positive news flow on vaccines and therapy fronts continued to provide hope for investors and optimism for the possibility of a V-shaped recovery drove markets higher. Nearly all industry sectors rose during the period with the exception of Energy, which was hurt by lingering weakness in oil demand. While the international stock market advance was not quite as robust as in the U.S. markets, the MSCI ACWI ex-US Index rose 23.38%, and the MSCI EAFE Index rose 20.39%. Meanwhile emerging market indexes continued their strong rebound during the period with a return of 29.37%, as measured by the MSCI Emerging Markets Index.

PERFORMANCE COMMENTARY

The Buffalo International Fund produced a return of +31.29% for the period, outperforming the Morningstar Global Markets ex-US Index's return of +24.73%. Stock selection was the main driver of performance during the period; however, the sector allocation impact was also supportive due to an underweight to Energy and

Financials, weaker performing sectors of the Morningstar US Large Growth Index, the fund's benchmark. The fund's allocation to cash detracted from relative results during the market's strong advance.

CONTRIBUTORS

Top contributors in the period included Taiwan Semiconductor Manufacturing Co., Sartorius Stedim Biotech SA, and Hexagon. Taiwan Semiconductor, the largest contract semiconductor manufacturer in the world, recovered faster than expected from the pandemic and forecasted better future sales from 5G smartphone demand. Sartorius Stedim, a manufacturer of equipment for the production of biologic drugs, continued to benefit from the growing demand for its products by the pharmaceutical industry, as well as some incremental demand for the increased production of vaccines. Hexagon, a technology and software provider in the fields of geosystems and metrology, continues to benefit from organic growth in its software business related to the increased digitalization of industry.

DETRACTORS

Partially offsetting the contributions from above included lagging results from Grifols S.A., Jardine Matheson, and Hannover Rueck. Grifols, a pharmaceutical company focused on the plasma derivatives business, had a weak stock performance due to concerns around the collection of plasma from human donors in the face of the circulating virus, as well as positive data from a potential future competitor in one business area. While we think the pandemic presents some challenges and will add to costs, the long-term growth of the business continues to be attractive in our view, for a company operating in an industry with high barriers to entry. Jardine Matheson, a conglomerate of consumer-driven businesses in the Asia-Pacific region, reported results that were pressured by pandemic-related declines in consumption. As a result, we have made a decision to eliminate Jardine from the portfolio to explore more attractive risk/reward opportunities. Meanwhile Hannover Re, the 3rd largest global reinsurance company, reported disappointing earnings in the period due to impacts from the virus, but the outlook for price increases into 2021 remains positive for this best-in-class reinsurer.

OUTLOOK

The prospects of a quick and complete bounce back from the economic pain induced by the lockdowns is proving too optimistic. The pandemic continues to sweep its way across the world, flaring up here and there, and

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European countries have once again implemented various kinds of lockdown measures to control its spread, which is negatively effecting freedom of personal movement and business potential. We expect to see continued market volatility over the next few quarters, as we will likely be in a period of economic uncertainty where most companies have limited visibility into the near-term future of their businesses. We do not yet know exactly in what enduring ways this pandemic might weigh on global economies, nor how behaviors might change for the longer term. Social unrest has been on the rise, and the continued pandemic and ensuing economic stress could cause further turmoil. Given the damage to trade that the pandemic has caused, the rising tensions between the U.S. and China will also be a factor to monitor. Finally, medical advances or failures with respect to a treatment or a vaccine for COVID will have an impact on the outlook for markets. All of these factors create uncertainty and may contribute to market choppiness.

As always, we believe volatility offers opportunity for those investors who take a longer-term view. We will seek out those companies who can survive during this exceptional time and grow throughout the economic cycle beyond. As usual, our focus remains steadfast on investing in attractively priced, financially stable, well-managed companies with innovative strategies fueled by secular growth attributes. We believe this discipline should lead to superior risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

The Buffalo Large Cap Fund (the "Fund") returned 38.23% during the 6-month period ending September 30, 2020, but underperformed its primary benchmark, the Morningstar US Large Growth Index, which returned 44.12% during the same period. During the 6-month review period, large cap stocks experienced a sharp rally off their March lows, but continued to see volatility driven by factors including the evolving COVID-19 pandemic, pace of the economic recovery in the U.S., and the November elections. For the semi-annual period, the fund's largest source of underperformance was from stock selection in the Consumer Discretionary sector. This underperformance was offset, in part, by relatively strong stock selection in Industrials and the fund's underweight position in the Telecommunications sector.

Amazon was the top contributor to the fund's performance, with shares increasing by 61% during the period. Demand for Amazon's delivery services remained strong in the fiscal period as consumers continued to avoid brick-and-mortar stores in the pandemic environment to shift spending online. The company's web services division was also well positioned for continued growth, driven by the need for cloud computing in an increased remote work environment.

Apple was the next top-contributing stock for the fund during the six-month review period, with the stock returning 82%. Demand for the company's devices has remained strong in the downturn, and the upcoming launch of the iPhone 12 with 5G technology appears poised to generate strong growth. The company is also continuing its favorable mix shift to high margin digital services products, which should help drive significant earnings growth in 2021 and beyond.

Microsoft was also among the top contributors for the fund during the fiscal period, with the stock returning 33%. The company's business has been insulated from COVID-19 slowdowns, amidst the increase in remote work and learning. Growth in its cloud services and Office 365 products also remained strong. We believe the company's growth outlook in the December quarter and into 2021 should remain solid regardless of the trajectory of the COVID-19 pandemic and pace of economic recovery.

Marriott was the weakest-performing name for the fund during the six-month period. Like many travel-related consumer companies, this stock experienced a large contraction in demand in its business due to the global evaporation of the travel industry in the 2nd half of the first quarter. Global travel remains far below pre-pandemic levels, and the path of the company's recovery remains uncertain.

Looking forward into the second half of the fiscal year, we believe volatility for large caps is likely to remain in place in the near term. While the rate of job gains has slowed in recent months, the September unemployment rate in the U.S. declined to 7.9% (down from 14.7% in April) and any further slowdown in the recovery could pressure large cap shares. Many of the FAANGMT (Facebook, Apple, Amazon, Netflix, Alphabet — formerly Google, Microsoft and Tesla) stocks which are large positions in the fund have performed well in the "stay and work from home" environment of 2020, and these stocks appear poised to report strong earnings in the September quarter. At the same time, this earnings season will reveal more about how companies with more cyclical business models are performing. Many companies in industries such as bricks-

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and-mortar retail and travel will likely continue to report very weak results, with an uncertain path to return to pre-pandemic levels. At this point in mid-October, many areas in the U.S. continue to report growth in infections, and signs are emerging that we may be entering a "third wave" of this pandemic. While improved testing and treatments will likely help many states avoid further lockdowns, a surge in infections would be a clear negative for large cap stocks and the overall market. At the same time, we believe that positive data on a vaccine could help the stock market rerate and value names that have suffered the most in 2020, and they would strongly outperform the broad market in this scenario. While we believe that the Federal Reserve and Congress's aggressive policy response to the virus earlier in 2020 helped to prevent a deeper recession, future stimulus agreement appears uncertain in the political environment. We believe that individual consumers could suffer if no deal is reached, which could have widespread impacts on many market sectors.

The larger cap Russell 1000 Growth Index and the smaller cap Russell 2000 Growth Index generated comparable returns in the 6-month period of 44.74% and 39.93%, respectively. However, value-oriented stocks trailed growth stocks during the period, as the Russell 1000 Value Index and the smaller cap Russell 2000 Value Index produced returns of 18.45% and 21.58%, respectively. In an environment of continued job growth, positive vaccine data, and increased clarity on the election, we believe more cyclical companies could start to outperform the higher growth stocks that have led large cap returns this fiscal year. We are prepared to make some slight adjustments to our portfolio in this scenario. We continue to be diligent in our process of finding growth companies that benefit from long-term trends while still trading at reasonable valuations and appreciate your confidence in our process.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund returned 31.57% during the period. While we would normally be happy with those returns in most six-month periods, we trailed the Morningstar US Mid Growth Index's return of 47.53%. Stock selection in the Technology and Health Care sectors, along with a drag from cash, drove most of the relative underperformance.

Veeva Systems was the leading contributor to performance, rising 80% in the period after reporting strong earnings and benefiting from the general preference among investors for rapidly growing software companies this year. Their Vault product has strong momentum in the marketplace, and fears of declining customer relationship management market share seem to have been addressed. They also announced a new consumer facing application that could expand their addressable market.

CoStar Group was another top contributor. The company reported 2nd quarter earnings that were much better than investors expected led by the Apartments.com business which is proving to be somewhat counter-cyclical. Sales for their core CoStar Suite also recovered from coronavirus induced weakness quicker than anticipated.

After a turbulent start to the year, the focus remains on the trajectory of the COVID-19 pandemic and the associated economic fallout. Unfortunately, the gradual reopening of the economy has led to a surge in virus cases. We expect state and local governments to resist shutting down economies again with strict shelter in place orders. On the positive side, several vaccines appear to show promise in immunizing people from the virus. The availability of a vaccine or cure would, obviously, be a welcome development and lead to more rapid and broader economic growth.

Two underperforming companies during the fiscal period were Western Digital and TripAdvisor. After being impacted by the spring shutdown, both companies were positioned to benefit from a reopening of the economy. However, that theme met resistance as the U.S. experienced a 2nd surge in virus cases during the summer.

Western Digital is broadly tied to computing demand across enterprise and consumer markets through its data storage technologies. While there were pockets of strong demand from cloud and consumer computing, these were more than offset by weakness in enterprise storage and mobile device sales. In addition, new management surprised investors by eliminating its dividend in favor of investing in growth. This is perhaps a good long-term decision, but created a shock to the cohort of investors historically drawn to the stock due to the company's dividend payments which led to a turnover in the shareholder base.

TripAdvisor is tied to travel activity, which increased after lockdown restrictions were lifted. However, the impact remained marginal on its core travel advertising business and experiences booking business. Advertising for travel businesses will likely only fully recover once there is more certainty that the virus has been contained. At that point, TripAdvisor's customers can more confidently spend to attract travelers without the fear of cancellations.

(Unaudited)

While the timing and trajectory are unclear, the pandemic will end and the economy will eventually recover. When that happens, economic growth will broaden and the scarcity value of growth in equity markets will diminish. The recent outperformance of "growth at any price" cannot continue forever, and a reversal in market leadership is likely to be painful for investors that ignored valuations. While we expect volatility to remain high, it will not change our investment philosophy. We will continue to invest in businesses with solid growth opportunities, durable competitive advantages, scalable business models, and good management teams, when they are trading at attractive valuations. Thank you for your continued support.

BUFFALO SMALL CAP FUND

During the 6-month period ending September 30, 2020, the Buffalo Small Cap Fund (the "Fund") returned 58.14% outperforming its primary benchmark, the Morningstar US Small Growth Index (the "Index"), which returned 42.60% during the same period. During the 6-month period, small cap stocks experienced a sharp rally off their March bottoms, and continued to experience volatility driven by factors including the evolving COVID-19 pandemic, pace of the economic recovery in the U.S., and the November elections. In the first fiscal quarter ending June 30, the Fund returned 44.02% compared to the Index's return of 32.84%, while in the second fiscal quarter, the Fund returned 9.91% compared to the Index's return of 7.35%. For the semi-annual period, the fund's largest sources of outperformance were from strong stock selection in Information Technology ("IT") and Consumer Discretionary. Notably, the fund experienced broad outperformance across all sectors except Energy and Consumer Staples where results were in -line with the Index.

In spite of generally strong stock selection in the Health Care sector, eHealth was the largest detractor from performance during the semi-annual period. The company is a market leader in helping seniors select the best Medicare Advantage, Supplemental Medicare, and/or Part D health care insurance options. The company's share price has taken a step back due, in part, to investor concerns about increased churn or lower lifetime value of their customers. However, we believe the long-term outlook for the company and its business model remains strong and the company has taken the appropriate steps to reduce customer churn.

Livongo Health was the fund's largest contributor to performance in the 6-month period returning 391%. The company is a leading provider of technology solutions for remote monitoring of patients with chronic medical conditions. In the current environment of COVID-19 quarantines, demand for the company's solutions remains solid. Strong operating performance along with increased investor willingness to pay higher multiples for companies with solutions that benefit from the pandemic, helped drive the stock to all-time highs. During the 3rd quarter Livongo and Teladoc Health announced plans to merge and we exited the position as the combined company has graduated beyond the portfolio's target capitalization range.

Penn National Gaming, Inc. was the next largest contributor for the fund as the stock rose 475% during the period. The company sold off sharply in the 1st quarter along with other companies that would suffer from a pandemic-driven shutdown, but has since rallied strongly. The company is an owner and manager of gaming and racing properties, sports betting operations, and video gaming terminals, including 41 properties in 19 states. Additionally, the company recently purchased a 36% equity interest in Barstool Sports, Inc., a leading digital sports, entertainment and media platform. The combination of the Barstool's audience, brand and marketing engine along with Penn's large geographic footprint create an unrivaled omni-channel offering. The company launched an online sports betting app called Barstool Sports in the third quarter with great success. Penn's stock performance has been driven by better-than-expected preannounced 3rd quarter margins and revenue growth, as well as the large opportunity in the company's omni-channel offering created by the Barstool Sports partnership.

Bandwidth was another top contributor to performance in the 6-month period returning 159%. The company provides communications services and software to enterprises and many of the cloud based communications companies that are gaining share and experiencing accelerated growth during the pandemic, such as Zoom and Ring Central. The company recently completed a large acquisition to expand its international business, which we believe offers significant opportunities for growth similar to the U.S. market.

Looking forward into the second half of the fiscal year, we believe volatility for small caps is likely to remain in place in the near term, but many factors point to optimism for the holdings in the Fund and the overall markets later this quarter and beyond. While the rate of job gains has slowed in recent months, the September unemployment rate in the U.S. declined to 7.9% (down from 14.7% in April) and we are optimistic the job market will continue to mend

(Unaudited)

in coming months. Given the market's rapid recovery from March lows, future returns will depend significantly on the trajectory of corporate earnings into 2021. While "work from home" companies and sectors with exposure to housing have fared well this year, we believe that many companies have adapted their businesses, and are poised to report encouraging results in this environment of improving business spending and consumer confidence. Positive information flow on new COVID-19 treatment options, vaccine progress and increased testing capacity could continue to allow the market to grind higher allowing investors to look beyond near-term infection numbers. Fiscal and monetary policy remain extremely accommodative worldwide, and we believe both political parties have strong interest in passing stimulus that will help consumers before year end.

In an environment of continued job growth, positive vaccine data, and increased clarity on the election results,

we believe more cyclical companies could start to outperform the high growth companies that have led small cap returns thus far this fiscal year. We have slightly increased our cyclical growth weighting in the portfolio as we have trimmed or sold some high growth stocks that have either graduated into the mid cap range or have reached full valuation. We continue to be diligent in our process of finding growth companies that benefit from long-term trends while still trading at reasonable valuations and appreciate your confidence in our process.

Sincerely,

John C. Kornitzer

President, KCM

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management, Inc. is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds. Any such impact could affect the Funds' performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%) Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. A Spread is the difference between the bid and the ask price of a security.

Spread to worst is the difference between the yield to worst of a bond and the yield to worst of a U.S. Treasury security with similar duration.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index.

Yield curve is the curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI ACWI ex US Index captures large an dmid cap representation across 22 of 23 developed market countries (excluding the US) and 26 emerging markets countries.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Russell 1000 Growth Index refers to a composite that includes large and mid-cap companies located in the U.S. that also exhibit a growth probability.

The Russell 2000 Growth Index refers to a composite that includes small-cap companies located in the U.S. that also exhibit a growth probability.

The Russell 1000 Value Index refers to a composite of large and mid-cap companies located in the U.S. that also exhibit a value probability.

The Russell 2000 Value Index refers to a composite that includes small-cap companies located in the U.S. that also exhibit a value probability.

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of September 30, 2020 (Unaudited)

			Average Annual
	Gross Expense Ratio*	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception
Buffalo Discovery Fund — Investor Class (inception date 4/16/01)	1.01%	36.37%	16.76%	13.89%	14.41%	9.78%	N/A
Buffalo Discovery Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	36.46%	16.96%	14.06%	14.58%	N/A	12.02%
Morningstar US Mid Growth Index	N/A	47.53%	32.62%	17.20%	15.09%	9.16%	21.42%
Lipper Multi-Cap Growth Funds Index	N/A	48.34%	36.56%	17.67%	15.37%	8.32%	26.19%
Buffalo Dividend Focus Fund — Investor Class (inception date 12/03/12)	0.95%	27.77%	9.80%	11.63%	N/A	12.12%	N/A
Buffalo Dividend Focus Fund — Institutional Class (inception date 7/1/19)[1]	0.80%	27.86%	9.91%	11.79%	N/A	N/A	9.56%
Morningstar US Large-Mid Cap Index	N/A	33.41%	16.71%	14.21%	N/A	14.19%	13.82%
S&P 500 Index	N/A	31.31%	15.15%	14.15%	N/A	14.07%	12.78%
Lipper Equity Income Funds Index	N/A	20.46%	-1.35%	8.91%	N/A	9.56%	0.49%
Buffalo Emerging Opportunities Fund — Investor Class (inception date 5/21/04)	1.49%	51.52%	27.41%	16.15%	15.71%	9.52%	N/A
Buffalo Emerging Opportunities Fund — Institutional Class (inception date 7/1/19)[1]	1.35%	51.72%	27.59%	16.33%	15.89%	N/A	16.47%
Morningstar US Small Growth Index	N/A	42.60%	22.23%	13.79%	13.39%	9.81%	12.81%
Lipper Small-Cap Growth Funds Index	N/A	45.75%	20.08%	14.15%	13.07%	9.39%	11.71%
Buffalo Flexible Income Fund — Investor Class (inception date 8/12/94)	1.01%	17.18%	-7.20%	4.93%	6.39%	6.55%	N/A
Buffalo Flexible Income Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	17.21%	-7.11%	5.08%	6.55%	N/A	-5.22%
Morningstar Moderately Aggressive Target Risk Index**	N/A	22.95%	6.97%	9.19%	8.48%	N/A	5.64%
60% Morningstar US Large Cap Index/ 40% ICE BofAML US High Yield Master II Index	N/A	25.60%	12.72%	11.87%	11.14%	9.04%	10.95%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	18.20%	7.32%	7.48%	7.12%	6.89%	6.36%
Buffalo Growth Fund — Investor Class (inception date 5/19/95)	0.92%	36.27%	22.88%	15.54%	14.15%	10.71%	N/A
Buffalo Growth Fund — Institutional Class (inception date 7/1/19)[1]	0.78%	36.42%	23.06%	15.71%	14.32%	N/A	16.88%
Morningstar US Growth Index***	N/A	45.08%	41.39%	19.94%	17.30%	N/A	29.93%
Lipper Large Cap Growth Funds Index	N/A	44.07%	37.42%	18.91%	15.90%	9.35%	27.61%

(Unaudited)

			Average Annual
	Gross Expense Ratio*	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception
Buffalo High Yield Fund — Investor Class (inception date 5/19/95)	1.02%	16.13%	4.54%	4.78%	5.39%	6.85%	N/A
Buffalo High Yield Fund — Institutional Class (inception date 7/1/19)[1]	0.88%	16.19%	4.57%	4.91%	5.54%	N/A	4.62%
ICE BofAML US High Yield Master II Index	N/A	14.76%	2.30%	6.61%	6.28%	7.00%	2.69%
Lipper High Yield Bond Funds Index	N/A	13.85%	0.29%	5.35%	5.57%	5.71%	0.91%
Buffalo International Fund — Investor Class (inception date 9/28/07)	1.03%	31.29%	15.51%	11.30%	7.61%	5.24%	N/A
Buffalo International Fund — Institutional Class (inception date 7/1/19)[1]	0.88%	31.44%	15.65%	11.46%	7.77%	N/A	10.35%
Morningstar Global Markets ex-US Index	N/A	24.73%	3.49%	6.67%	4.51%	1.87%	1.02%
Lipper International Funds Index	N/A	25.86%	5.28%	6.23%	5.09%	1.93%	2.71%
Buffalo Large Cap Fund — Investor Class (inception date 5/19/95)	0.94%	38.23%	26.21%	16.30%	14.95%	10.34%	N/A
Buffalo Large Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.80%	38.40%	26.41%	16.48%	15.12%	N/A	20.75%
Morningstar US Large Growth Index****	N/A	44.12%	40.45%	20.34%	17.79%	N/A	30.18%
Lipper Large Cap Growth Funds Index	N/A	44.07%	37.42%	18.91%	15.90%	9.35%	27.61%
Buffalo Mid Cap Fund — Investor Class (inception date 12/17/01)	1.02%	31.57%	17.87%	11.48%	10.88%	8.77%	N/A
Buffalo Mid Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.89%	31.77%	18.06%	11.66%	11.05%	N/A	14.91%
Morningstar US Mid Growth Index	N/A	47.53%	32.62%	17.20%	15.09%	9.82%	21.42%
Lipper Mid-Cap Growth Funds Index	N/A	42.72%	23.13%	15.38%	13.44%	9.14%	15.95%
Buffalo Small Cap Fund — Investor Class (inception date 4/14/98)	1.01%	58.14%	43.10%	18.90%	13.93%	12.67%	N/A
Buffalo Small Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	58.36%	43.31%	19.08%	14.11%	N/A	28.95%
Morningstar US Small Growth Index	N/A	42.60%	22.23%	13.79%	13.39%	6.61%	12.81%
Lipper Small-Cap Growth Funds Index	N/A	45.75%	20.08%	14.15%	13.07%	7.51%	11.71%

1  The Institutional Class commenced operations on 7/1/2019. Performance for periods prior to 7/1/2019 is based on the performance of the Investor Class adjusted for the Shareholder Servicing fee of up to 0.15% of the Investor Class.

*  As reported in the Funds' Prospectus dated July 29, 2020. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 100.

**  The inception date of the Morningstar Moderately Aggressive Target Risk Index is February 18, 2009. The annualized return since inception as of September 30, 2020 is 11.09%.

***  The inception date of the Morningstar US Growth Index is July 3, 2002. The annualized return since inception as of September 30, 2020 is 7.93%.

****  The inception date of the Morningstar US Large Growth Index is July 3, 2002. The annualized return since inception as of September 30, 2020 is 7.36%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The returns shown were achieved during a period of generally rising market values. This past performance is not indicative of an investor's future results.

(Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Morningstar US Mid Growth Index measures the performance of US mid-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The Morningstar US Large-Mid Cap Index measures the performance of the US equity market targeting the top 90% of stocks by market capitalization. The Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Morningstar US Small Growth Index measures the performance of US small-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flows and sales. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges, and seeks approximately 80% exposure to global equity markets. The Morningstar US Large Cap Index measures the performance of the US equity market targeting the top 70% of stocks by market capitalization. The ICE BofAML US High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Morningstar US Growth Index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Large Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Morningstar Global Market ex-US Index is designed to provide exposure to the top 97% market capitalization in each of two market segments, developed markets, excluding the United States, and emerging markets. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Morningstar US Large Growth Index measures the performance of US large-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Morningstar US Mid Growth Index uses a 10-factor style box methodology that categorizes stocks by their growth and value orientations. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in healthcare and information technology companies, foreign securities, debt securities, lower- or unrated securities and medium and small companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments or Options Written for a complete list of Fund holdings.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees, shareholder servicing fees (Investor Class only) and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 – September 30, 2020).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,363.70	$5.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,364.60	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

(Unaudited)

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,277.70	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Institutional Class
Actual	$1,000.00	$1,278.60	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,515.20	$9.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.64
Institutional Class
Actual	$1,000.00	$1,517.20	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.88

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,171.80	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,172.10	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,362.70	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71
Institutional Class
Actual	$1,000.00	$1,364.20	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

(Unaudited)

BUFFALO HIGH YIELD FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,161.30	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,161.90	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,312.90	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22
Institutional Class
Actual	$1,000.00	$1,314.40	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,382.30	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Institutional Class
Actual	$1,000.00	$1,384.00	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,315.70	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27
Institutional Class
Actual	$1,000.00	$1,317.70	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

(Unaudited)

BUFFALO SMALL CAP FUND	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period April 1, 2020 - September 30, 2020*
Investor Class
Actual	$1,000.00	$1,581.40	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Institutional Class
Actual	$1,000.00	$1,583.60	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS
(UNAUDITED)

Percentages represent market value as a percentage of investments as of September 30, 2020.

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

(Unaudited)

Percentages represent market value as a percentage of investments as of September 30, 2020.

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		92.82%
Communication Services		4.69%
	Diversified Telecommunication Services	1.67%
155,199	Bandwidth, Inc.(a)	27,093,089
	Entertainment	2.36%
155,744	Activision Blizzard, Inc.	12,607,477
154,693	Take-Two Interactive Software, Inc.(a)	25,558,377
		38,165,854
	Media	0.66%
152,085	Cardlytics, Inc.(a)	10,732,639
Total Communication Services (Cost $57,428,279)		75,991,582
Consumer Discretionary		11.19%
	Diversified Consumer Services	0.70%
157,799	Chegg, Inc.(a)	11,273,161
	Hotels, Restaurants & Leisure	5.61%
16,065	Chipotle Mexican Grill, Inc.(a)	19,980,201
236,443	Darden Restaurants, Inc.	23,819,268
504,375	Penn National Gaming, Inc.(a)	36,668,062
48,710	Vail Resorts, Inc.	10,422,479
		90,890,010
	Internet & Direct Marketing Retail	1.92%
120,807	Etsy, Inc.(a)	14,693,755
179,830	Expedia Group, Inc.	16,488,613
		31,182,368
	Specialty Retail	2.96%
111,650	Five Below, Inc.(a)	14,179,550
165,634	Ross Stores, Inc.	15,456,965
127,425	Tractor Supply Co.	18,265,099
		47,901,614
Total Consumer Discretionary (Cost $123,120,835)		181,247,153

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		0.55%
	Personal Products	0.55%
41,013	The Estee Lauder Companies Inc. — Class A	8,951,087
Total Consumer Staples (Cost $6,363,368)		8,951,087
Financials		7.25%
	Capital Markets	4.40%
232,590	Intercontinental Exchange, Inc.	23,270,630
83,526	Moody's Corp.	24,210,011
66,495	MSCI, Inc.	23,724,086
		71,204,727
	Diversified Financial Services	1.48%
134,572	Global Payments Inc.	23,897,296
	Insurance	1.37%
281,850	eHealth, Inc.(a)	22,266,150
Total Financials (Cost $88,975,089)		117,368,173
Health Care		18.68%
	Biotechnology	4.03%
88,520	Alnylam Pharmaceuticals, Inc.(a)	12,888,512
253,130	Ligand Pharmaceuticals, Inc.(a)	24,128,352
389,880	Natera, Inc.(a)	28,164,931
		65,181,795
	Health Care Equipment & Supplies	7.46%
163,200	Alcon, Inc.(a) (b)	9,294,240
321,400	Boston Scientific Corp.(a)	12,280,694
361,920	Hologic, Inc.(a)	24,056,822
24,237	IDEXX Laboratories, Inc.(a)	9,527,807
82,485	Insulet Corporation(a)	19,515,126
81,615	Novocure Ltd.(a) (b)	9,084,566
74,755	Quidel Corp.(a)	16,399,752
152,299	Zimmer Biomet Holdings, Inc.	20,733,986
		120,892,993

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Providers & Services	1.19%
92,345	Guardant Health, Inc.(a)	10,322,324
47,464	Laboratory Corporation of America Holdings(a)	8,936,047
		19,258,371
	Health Care Technology	0.67%
38,380	Veeva Systems, Inc.(a)	10,792,072
	Life Sciences Tools & Services	4.35%
331,365	Adaptive Biotechnologies Corporation(a)	16,114,280
140,815	Agilent Technologies, Inc.	14,213,866
588,000	Avantor, Inc.(a)	13,224,120
21,380	Bio-Rad Laboratories, Inc.(a)	11,020,535
83,366	ICON PLC.(a) (b)	15,930,409
		70,503,210
	Pharmaceuticals	0.98%
185,525	Catalent, Inc.(a)	15,892,072
Total Health Care (Cost $246,172,020)		302,520,513
Industrials		18.66%
	Aerospace & Defense	0.95%
90,600	L3Harris Technologies, Inc.	15,387,504
	Commercial Services & Supplies	4.80%
211,816	Copart, Inc.(a)	22,274,571
483,163	IAA Inc.(a)	25,158,297
790,025	KAR Auction Services, Inc.	11,376,360
203,501	Republic Services, Inc.	18,996,818
		77,806,046
	Construction & Engineering	0.72%
277,250	MasTec, Inc.(a)	11,699,950
	Electrical Equipment	3.08%
253,430	AMETEK, Inc.	25,190,942
127,967	Generac Holdings, Inc.(a)	24,779,530
		49,970,472

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	6.77%
31,966	CoStar Group, Inc.(a)	27,123,471
356,495	IHS Markit Ltd.(b)	27,988,422
230,664	TransUnion	19,405,762
893,795	Upwork, Inc.(a)	15,587,785
105,164	Verisk Analytics, Inc.	19,487,941
		109,593,381
	Road & Rail	1.62%
144,790	Kansas City Southern	26,182,376
	Trading Companies & Distributors	0.72%
257,320	Fastenal Co.	11,602,559
Total Industrials (Cost $194,138,397)		302,242,288
Information Technology		29.52%
	Communications Equipment	2.57%
34,688	Arista Networks Inc.(a)	7,177,988
398,917	Ciena Corp.(a)	15,833,016
246,261	Lumentum Holdings, Inc.(a)	18,501,589
		41,512,593
	Electronic Equipment, Instruments & Components	3.50%
158,637	Amphenol Corp. — Class A	17,175,628
213,930	Keysight Technologies, Inc.(a)	21,132,005
514,953	National Instruments Corp.	18,383,822
		56,691,455
	Internet Software & Services	1.21%
1,799,700	Cloudera, Inc.(a)	19,598,733
	IT Services	4.59%
144,005	Akamai Technologies, Inc.(a)	15,918,313
61,084	EPAM Systems, Inc.(a)	19,747,235
61,926	FleetCor Technologies, Inc.(a)	14,744,581
35,506	Twilio Inc. — Class A(a)	8,773,178
74,070	VeriSign, Inc.(a)	15,173,239
		74,356,546

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Semiconductors & Semiconductor Equipment	4.72%
139,810	Inphi Corporation(a)	15,693,672
90,000	KLA-Tencor Corporation	17,436,600
214,178	Marvell Technology Group Ltd.(b)	8,502,867
164,611	Micron Technology, Inc.(a)	7,730,132
19,246	Monolithic Power Systems, Inc.	5,381,374
120,024	Universal Display Corp.	21,693,138
		76,437,783
	Software	12.93%
663,745	8x8, Inc.(a)	10,321,235
90,539	Aspen Technology, Inc.(a)	11,461,332
107,884	DocuSign, Inc.(a)	23,220,952
114,698	Guidewire Software, Inc.(a)	11,959,561
33,753	HubSpot, Inc.(a)	9,863,639
42,827	Palo Alto Networks, Inc.(a)	10,481,908
952,648	Pluralsight, Inc.(a)	16,318,860
174,774	RealPage, Inc.(a)	10,073,973
22,696	ServiceNow, Inc.(a)	11,007,560
73,681	Splunk, Inc.(a)	13,861,607
92,330	Synopsys, Inc.(a)	19,756,773
36,774	Tyler Technologies, Inc.(a)	12,817,946
158,850	Varonis Systems, Inc.(a)	18,334,467
106,983	VMware, Inc. — Class A(a)	15,370,248
141,807	Zendesk, Inc.(a)	14,594,776
		209,444,837
Total Information Technology (Cost $388,372,992)		478,041,947
Materials		2.28%
	Construction Materials	1.27%
87,298	Martin Marietta Materials, Inc.	20,546,457
	Containers & Packaging	1.01%
144,300	AptarGroup, Inc.	16,334,760
Total Materials (Cost $39,655,337)		36,881,217
Total Common Stocks (Cost $1,144,226,317)		1,503,243,960

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
REITS		3.37%
Real Estate		3.37%
	Equity Real Estate Investment Trusts (REITs)	3.37%
277,429	CyrusOne, Inc.	19,428,353
22,655	Equinix Inc.	17,220,745
56,515	SBA Communications Corp.	17,998,897
Total Real Estate (Cost $37,382,486)		54,647,995
Total REITS (Cost $37,382,486)		54,647,995
Short Term Investments		4.56%
Investment Company		4.56%
73,829,389	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(c)	73,829,389
Total Investment Company		73,829,389
Total Short Term Investments (Cost $73,829,389)		73,829,389
Total Investments (Cost $1,255,438,192)		100.75 1,631,721,344%
Liabilities in Excess of Other Assets		(0.75 (12,101,400))%
Total Net Assets		100.00 1,619,619,944%

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $70,800,504 (4.37% of net assets) at September 30, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		78.99%
Communication Services		7.92%
	Diversified Telecommunication Services	0.79%
10,625	Verizon Communications, Inc.	632,081
	Entertainment	2.45%
10,750	Activision Blizzard, Inc.	870,213
8,705	The Walt Disney Co.	1,080,116
		1,950,329
	Interactive Media & Services	3.37%
630	Alphabet, Inc. — Class A(a)	923,328
650	Alphabet, Inc. — Class C(a)	955,240
3,100	Facebook, Inc. — Class A(a)	811,890
		2,690,458
	Media	1.31%
22,500	Comcast Corp. — Class A	1,040,850
Total Communication Services (Cost $3,383,757)		6,313,718
Consumer Discretionary		5.81%
	Hotels, Restaurants & Leisure	2.17%
6,775	Cedar Fair, L.P.	190,174
5,000	Las Vegas Sands Corp	233,300
9,500	Starbucks Corp.	816,240
2,300	Vail Resorts, Inc.	492,131
		1,731,845
	Internet & Direct Marketing Retail	2.17%
550	Amazon.com, Inc.(a)	1,731,801
	Specialty Retail	1.47%
4,225	The Home Depot, Inc.	1,173,325
Total Consumer Discretionary (Cost $2,329,751)		4,636,971
Consumer Staples		3.34%
	Beverages	0.96%
5,550	PepsiCo, Inc.	769,230
	Food & Staples Retailing	0.61%
3,450	Walmart, Inc.	482,689

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Food Products	0.77%
10,300	Tyson Foods, Inc.	612,644
	Household Products	1.00%
5,725	The Procter & Gamble Co.	795,718
Total Consumer Staples (Cost $1,763,336)		2,660,281
Energy		3.63%
	Oil, Gas & Consumable Fuels	3.63%
46,650	Enterprise Products Partners L.P.	736,603
17,200	Enviva Partners LP	692,472
9,875	Hess Corp.	404,184
9,526	Marathon Petroleum Corp.	279,493
4,200	Valero Energy Corp.	181,944
80,000	Viper Energy Partners LP	601,600
Total Energy (Cost $3,831,409)		2,896,296
Financials		12.80%
	Banks	5.69%
46,100	Bank of America Corp.	1,110,549
8,550	Citigroup, Inc.	368,590
32,500	Citizens Financial Group, Inc.	821,600
11,000	JPMorgan Chase & Co.	1,058,970
31,000	Truist Financial Corp.	1,179,550
		4,539,259
	Capital Markets	3.95%
1,100	BlackRock, Inc.	619,905
4,025	CME Group, Inc.	673,423
5,150	S&P Global, Inc.	1,857,090
		3,150,418
	Diversified Financial Services	1.63%
27,000	Compass Diversified Holdings	514,620
4,400	Global Payments Inc.	781,352
		1,295,972
	Insurance	1.53%
11,575	Arthur J. Gallagher & Co.	1,222,089
Total Financials (Cost $6,509,886)		10,207,738

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Health Care		15.50%
	Biotechnology	1.28%
4,000	Amgen Inc.	1,016,640
	Health Care Equipment & Supplies	3.16%
11,600	Baxter International, Inc.	932,872
7,400	Medtronic, PLC(b)	769,008
6,000	Zimmer Biomet Holdings, Inc.	816,840
		2,518,720
	Health Care Providers & Services	6.18%
3,375	Anthem, Inc.	906,491
15,300	CVS Health Corp.	893,520
8,100	HCA Healthcare, Inc.	1,009,908
2,500	McKesson Corp.	372,325
5,600	UnitedHealth Group, Inc.	1,745,912
		4,928,156
	Pharmaceuticals	4.88%
3,150	Eli Lilly & Co.	466,263
20,000	Horizon Therapeutics Plc(a) (b)	1,553,600
7,125	Johnson & Johnson	1,060,770
9,800	Merck & Co., Inc.	812,910
		3,893,543
Total Health Care (Cost $8,877,593)		12,357,059
Industrials		5.72%
	Aerospace & Defense	0.63%
3,025	The Boeing Co.	499,911
	Commercial Services & Supplies	1.17%
2,800	Cintas Corp.	931,924
	Electrical Equipment	0.31%
2,500	AMETEK, Inc.	248,500
	Industrial Conglomerates	0.71%
3,450	Honeywell International, Inc.	567,905
	Machinery	1.00%
3,950	Parker-Hannifin Corp.	799,243

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	1.32%
3,200	Equifax, Inc.	502,080
7,000	IHS Markit Ltd.(b)	549,570
		1,051,650
	Trading Companies & Distributors	0.58%
10,300	Fastenal Co.	464,427
Total Industrials (Cost $3,430,116)		4,563,560
Information Technology		18.60%
	Communications Equipment	0.88%
17,750	Cisco Systems, Inc.	699,172
	IT Services	4.94%
4,000	MasterCard, Inc. — Class A	1,352,680
12,925	Visa Inc. — Class A	2,584,612
		3,937,292
	Semiconductors & Semiconductor Equipment	1.87%
9,075	QUALCOMM, Inc.	1,067,946
2,950	Texas Instruments, Inc.	421,231
		1,489,177
	Software	5.79%
19,750	Microsoft Corp.	4,154,018
7,700	SS&C Technologies Holdings, Inc.	466,004
		4,620,022
	Technology Hardware, Storage & Peripherals	5.12%
35,280	Apple Inc.	4,085,777
Total Information Technology (Cost $4,986,421)		14,831,440
Materials		1.21%
	Construction Materials	0.44%
1,500	Martin Marietta Materials, Inc.	353,040
	Containers & Packaging	0.77%
43,700	Graphic Packaging Holding Co.	615,733
Total Materials (Cost $1,045,888)		968,773

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Utilities		4.46%
	Electric Utilities	3.56%
15,700	American Electric Power Co., Inc.	1,283,161
30,550	Edison International	1,553,162
		2,836,323
	Multi-Utilities	0.90%
6,100	Sempra Energy	721,996
Total Utilities (Cost $3,582,309)		3,558,319
Total Common Stocks (Cost $39,740,466)		62,994,155
REITS		4.94%
Real Estate		4.94%
	Equity Real Estate Investment Trusts (REITs)	4.94%
3,200	American Tower Corp.	773,536
19,106	Community Healthcare Trust, Inc.	893,397
10,000	CyrusOne, Inc.	700,300
5,000	Digital Realty Trust, Inc.	733,800
1,100	Equinix Inc.	836,143
Total Real Estate (Cost $2,673,741)		3,937,176
Total REITS (Cost $2,673,741)		3,937,176
Preferred Stocks		0.46%
Financials		0.46%
	Diversified Financial Services	0.46%
15,000	Compass Diversified Holdings	364,200
Total Financials (Cost $379,031)		364,200
Total Preferred Stocks (Cost $379,031)		364,200
Convertible Bonds		11.85%
Communication Services		1.45%
	Entertainment	0.80%
	Zynga, Inc.
500,000	0.250%, 06/01/2024	635,312

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Interactive Media & Services	0.65%
	Zillow Group, Inc.
300,000	2.750%, 05/15/2025	519,835
Total Communication Services (Cost $809,711)		1,155,147
Health Care		4.10%
	Biotechnology	3.48%
	Apellis Pharmaceuticals, Inc.
300,000	3.500%, 09/15/2026	322,125
	BioMarin Pharmaceutical, Inc.
800,000	0.599%, 08/01/2024	841,482
	Exact Sciences Corp.
100,000	0.375%, 03/15/2027	117,539
750,000	0.375%, 03/01/2028	813,571
	PTC Therapeutics, Inc.
600,000	1.500%, 09/15/2026(c)	679,266
		2,773,983
	Pharmaceuticals	0.62%
	Collegium Pharmaceutical, Inc.
500,000	2.625%, 02/15/2026	497,500
Total Health Care (Cost $3,113,396)		3,271,483
Industrials		1.23%
	Airlines	1.23%
	Southwest Airlines Co.
750,000	1.250%, 05/01/2025	982,500
Total Industrials (Cost $750,000)		982,500
Information Technology		5.07%
	Communications Equipment	1.01%
	Lumentum Holdings, Inc.
750,000	0.500%, 12/15/2026(c)	800,106

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	4.06%
	Cerence, Inc.
925,000	3.000%, 06/01/2025(c)	1,426,688
	Guidewire Software, Inc.
500,000	1.250%, 03/15/2025	575,978
	Nuance Communications, Inc.
750,000	1.500%, 11/01/2035	1,236,538
		3,239,204
Total Information Technology (Cost $2,923,231)		4,039,310
Total Convertible Bonds (Cost $7,596,338)		9,448,440
Short Term Investments		3.76%
	Investment Company	3.76%
3,000,833	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(d)	3,000,833
Total Investment Company		3,000,833
Total Short Term Investments (Cost $3,000,833)		3,000,833
Total Investments (Cost $53,390,409)		100.00 79,744,804%
Liabilities in Excess of Other Assets		0.00 (902)%
Total Net Assets		100.00 79,743,902%

PLC  Public Limited Company

(a)  Non Income Producing

(b)  Foreign Issued Security. The total value of these securities amounted to $2,872,178 (3.60% of net assets) at September 30, 2020.

(c)  Restricted security deemed liquid. The total value of restricted securities is $2,906,060 (3.64% of net assets) at September 30, 2020.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		88.55%
Administrative and Support and Waste Management and Remediation Services		0.97%
	Business Support Services	0.97%
70,000	dMY Technology Group, Inc.(a)	893,200
Total Administrative and Support and Waste Management and Remediation Services (Cost $751,793)		893,200
Communication Services		1.94%
	Interactive Media & Services	0.96%
15,000	EverQuote, Inc.(a)	579,600
197,000	Trivago N.V. — ADR(a) (b)	305,350
		884,950
	Media	0.98%
42,800	Liberty Media Corp-Liberty Braves(a)	899,228
Total Communication Services (Cost $2,108,666)		1,784,178
Consumer Discretionary		12.48%
	Auto Components	1.08%
64,100	Motorcar Parts of America, Inc.(a)	997,396
	Hotels, Restaurants & Leisure	2.75%
125,000	Accel Entertainment, Inc.(a)	1,338,750
145,100	Del Taco Restaurants, Inc.(a)	1,189,820
		2,528,570
	Household Durables	5.62%
13,000	LGI Homes, Inc.(a)	1,510,210
68,000	Lovesac Co/The(a)	1,884,280
130,000	Mohawk Group Holdings, Inc.(a)	1,072,500
18,700	Universal Electronics, Inc.(a)	705,738
		5,172,728
	Internet & Direct Marketing Retail	1.95%
34,500	Shutterstock, Inc.	1,795,380
	Leisure Products	1.08%
20,000	Malibu Boats, Inc. — Class A(a)	991,200
Total Consumer Discretionary (Cost $9,963,983)		11,485,274

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		1.69%
	Beverages	1.69%
39,200	MGP Ingredients, Inc.	1,557,808
Total Consumer Staples (Cost $1,473,246)		1,557,808
Finance and Insurance		2.04%
	Holding Companies-Divers	1.12%
100,000	FinTech Acquisition Corp III(a)	1,031,000
	Other Financial Investment Activities	0.92%
36,000	Forum Merger II Corp.(a)	851,040
Total Finance and Insurance (Cost $1,675,924)		1,882,040
Financials		8.83%
	Capital Markets	4.34%
20,585	Hamilton Lane Inc. — Class A	1,329,585
104,400	Open Lending Corp.(a)	2,662,200
		3,991,785
	Consumer Finance	1.27%
3,800	LendingTree, Inc.(a)	1,166,182
	Diversified Financial Services	1.96%
94,800	Compass Diversified Holdings	1,806,888
	Insurance	1.26%
6,100	Kinsale Capital Group, Inc.	1,160,098
Total Financials (Cost $3,426,650)		8,124,953
Health Care		17.88%
	Biotechnology	2.12%
20,700	Castle Biosciences, Inc.(a)	1,065,015
17,400	Deciphera Pharmaceuticals, Inc.(a)	892,620
		1,957,635

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Equipment & Supplies	8.39%
64,300	Establishment Labs Holdings, Inc.(a) (b)	1,191,479
100,200	GenMark Diagnostics, Inc.(a)	1,422,840
26,590	OrthoPediatrics Corp.(a)	1,221,013
113,400	Oxford Immunotec Global PLC(a) (b)	1,326,780
125,000	Repro-Med Systems, Inc.(a)	902,500
153,600	Sientra, Inc.(a)	522,240
20,075	STAAR Surgical Co.(a)	1,135,442
		7,722,294
	Health Care Providers & Services	1.34%
5,800	LHC Group, Inc.(a)	1,232,848
	Health Care Technology	4.22%
50,000	HealthStream, Inc.(a)	1,003,500
8,785	Inspire Medical Systems, Inc.(a)	1,133,704
23,400	Omnicell, Inc.(a)	1,747,044
		3,884,248
	Pharmaceuticals	1.81%
89,900	Optinose, Inc.(a)	350,610
51,100	Urovant Sciences Ltd.(a) (b)	477,274
108,651	Verrica Pharmaceuticals, Inc.(a)	840,959
		1,668,843
Total Health Care (Cost $13,443,468)		16,465,868
Industrials		18.21%
	Aerospace & Defense	1.41%
67,400	Kratos Defense & Security Solutions, Inc.(a)	1,299,472
	Air Freight & Logistics	2.39%
87,900	Air Transport Services Group, Inc.(a)	2,202,774
	Building Products	4.73%
32,700	Advanced Drainage Systems, Inc.	2,041,788
27,500	Apogee Enterprises, Inc.	587,675
30,000	Patrick Industries, Inc.	1,725,600
		4,355,063

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Construction & Engineering	1.52%
26,500	NV5 Global, Inc.(a)	1,398,405
	Machinery	3.21%
56,500	Federal Signal Corporation	1,652,625
20,000	Kornit Digital Ltd.(a) (b)	1,297,400
		2,950,025
	Professional Services	2.94%
19,700	ICF International, Inc.	1,212,141
58,600	Willdan Group, Inc.(a)	1,494,886
		2,707,027
	Trading Companies & Distributors	2.01%
60,200	Foundation Building Materials, Inc.(a)	946,344
53,710	Univar Inc.(a)	906,625
		1,852,969
Total Industrials (Cost $14,713,940)		16,765,735
Information Technology		24.51%
	Communications Equipment	1.46%
75,500	Calix, Inc.(a)	1,342,390
	Electronic Equipment, Instruments & Components	1.02%
40,000	nLight, Inc.(a)	939,200
	Internet Software & Services	1.15%
54,000	NIC, Inc.	1,063,800
	IT Services	4.19%
57,800	i3 Verticals, Inc. — Class A(a)	1,459,450
152,600	Paysign, Inc.(a)	866,768
31,100	Virtusa Corp.(a)	1,528,876
		3,855,094
	Semiconductors & Semiconductor Equipment	1.14%
45,000	MaxLinear, Inc.(a)	1,045,800

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	15.55%
159,500	8x8, Inc.(a)	2,480,225
55,000	Cerence, Inc.(a)	2,687,850
11,900	CyberArk Software Ltd.(a) (b)	1,230,698
17,905	Envestnet, Inc.(a)	1,381,550
25,900	Materialise NV — ADR(a) (b)	955,969
56,720	Mimecast Ltd.(a) (b)	2,661,302
19,800	Varonis Systems, Inc.(a)	2,285,316
42,000	Yext, Inc.(a)	637,560
		14,320,470
Total Information Technology (Cost $12,471,842)		22,566,754
Total Common Stocks (Cost $60,029,512)		81,525,810
REITS		2.55%
Real Estate		2.55%
	Equity Real Estate Investment Trusts (REITs)	2.55%
50,100	Community Healthcare Trust, Inc.	2,342,676
Total Real Estate (Cost $1,184,990)		2,342,676
Total REITS (Cost $1,184,990)		2,342,676
Short Term Investments		8.82%
Investment Company		8.82%
8,116,664	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(c)	8,116,664
Total Investment Company		8,116,664
Total Short Term Investments (Cost $8,116,664)		8,116,664
Total Investments (Cost $69,331,166)		99.92 91,985,150%
Other Assets in Excess of Liabilities		0.08 77,936%
Total Net Assets		100.00 92,063,084%
The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $9,446,252 (10.26% of net assets) at September 30, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		92.78%
Communication Services		6.42%
	Diversified Telecommunication Services	5.29%
310,000	AT&T, Inc.	8,838,100
215,000	Verizon Communications, Inc.	12,790,350
		21,628,450
	Entertainment	1.13%
255,000	Lions Gate Entertainment Corp. — Class A(a) (b)	2,417,400
255,000	Lions Gate Entertainment Corp. — Class B(a) (b)	2,223,600
		4,641,000
Total Communication Services (Cost $31,423,304)		26,269,450
Consumer Staples		22.55%
	Beverages	5.62%
185,000	The Coca Cola Co.(c)	9,133,450
50,000	Keurig Dr Pepper, Inc.	1,380,000
90,000	PepsiCo, Inc.	12,474,000
		22,987,450
	Food & Staples Retailing	4.08%
40,000	Costco Wholesale Corp.	14,200,000
40,000	Sysco Corp.	2,488,800
		16,688,800
	Food Products	4.14%
160,000	B&G Foods, Inc.	4,443,200
150,000	General Mills, Inc.	9,252,000
50,000	Kellogg Co.	3,229,500
		16,924,700
	Household Products	8.71%
55,000	The Clorox Co.	11,559,350
25,000	Colgate-Palmolive Co.	1,928,750
70,000	Kimberly-Clark Corp.	10,336,200
85,000	The Procter & Gamble Co.	11,814,150
		35,638,450
Total Consumer Staples (Cost $39,886,724)		92,239,400

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Energy		15.52%
	Energy Equipment & Services	0.76%
199,300	Schlumberger Ltd.(b)	3,101,108
	Oil, Gas & Consumable Fuels	14.76%
435,000	Apache Corp.	4,119,450
315,200	BP PLC — ADR(b)	5,503,392
150,000	Chevron Corp.	10,800,000
220,000	ConocoPhillips	7,224,800
140,000	Delek Logistics Partners LP	3,970,400
164,700	Exxon Mobil Corp.	5,654,151
195,000	Hess Corp.(c)	7,981,350
260,000	HollyFrontier Corp.	5,124,600
525,000	Kinder Morgan, Inc.	6,473,250
85,000	Marathon Petroleum Corp.	2,493,900
20,000	Phillips 66	1,036,800
		60,382,093
Total Energy (Cost $99,925,322)		63,483,201
Financials		6.95%
	Banks	2.33%
250,000	Truist Financial Corp.	9,512,500
	Insurance	4.62%
100,000	The Allstate Corp.	9,414,000
90,000	Arthur J. Gallagher & Co.	9,502,200
		18,916,200
Total Financials (Cost $16,001,517)		28,428,700
Health Care		17.74%
	Biotechnology	0.85%
55,000	Gilead Sciences, Inc.	3,475,450
	Health Care Equipment & Supplies	4.09%
80,000	Abbott Laboratories	8,706,400
100,000	Baxter International, Inc.	8,042,000
		16,748,400

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	12.80%
25,000	Bristol-Myers Squibb Co.	1,507,250
70,000	Eli Lilly & Co.	10,361,400
260,000	GlaxoSmithKline PLC — ADR(b)	9,786,400
95,000	Johnson & Johnson(c)	14,143,600
80,000	Merck & Co., Inc.	6,636,000
270,000	Pfizer Inc.	9,909,000
		52,343,650
Total Health Care (Cost $38,173,275)		72,567,500
Industrials		3.54%
	Commercial Services & Supplies	3.54%
490,000	Pitney Bowes Inc.	2,601,900
105,000	Waste Management, Inc.	11,882,850
Total Industrials (Cost $5,451,794)		14,484,750
Information Technology		17.83%
	Communications Equipment	1.93%
200,000	Cisco Systems, Inc.	7,878,000
	IT Services	1.78%
60,000	International Business Machines Corp.	7,300,200
	Semiconductors & Semiconductor Equipment	6.15%
270,000	Intel Corp.	13,980,600
95,000	QUALCOMM, Inc.	11,179,600
		25,160,200
	Software	7.97%
155,000	Microsoft Corp.	32,601,150
Total Information Technology (Cost $26,234,705)		72,939,550
Materials		2.23%
	Chemicals	1.49%
65,500	Dow Inc.	3,081,775
54,900	DuPont de Nemours Inc.	3,045,852
		6,127,627

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Metals & Mining	0.74%
50,000	Rio Tinto PLC — ADR(b)	3,019,500
Total Materials (Cost $6,257,108)		9,147,127
Total Common Stocks (Cost $263,353,749)		379,559,678
Real Estate Investment Trust (REITs)		3.06%
	Real Estate	3.06%
85,300	Digital Realty Trust, Inc.	12,518,628
Total Real Estate (Cost $4,909,414)		12,518,628
Total REITs (Cost $4,909,414)		12,518,628
Convertible Bonds		3.11%
Information Technology		3.11%
	Software	3.11%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	12,736,343
Total Information Technology (Cost $7,517,671)		12,736,343
Total Convertible Bonds (Cost $7,517,671)		12,736,343
Corporate Bonds		0.47%
Financials		0.47%
	Diversified Financial Services	0.47%
	Everi Payments, Inc.
1,938,000	7.500%, 12/15/2025(d)	1,906,304
Total Financials (Cost $1,938,000)		1,906,304
Total Corporate Bonds (Cost $1,938,000)		1,906,304

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		0.70%
Investment Company		0.70%
2,880,589	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(e)	2,880,589
Total Investment Company		2,880,589
Total Short Term Investments (Cost $2,880,589)		2,880,589
Total Investments (Cost $280,599,423)		100.12 409,601,542%
Liabilities in Excess of Other Assets		(0.12 (503,560))%
Total Net Assets		100.00 409,097,982%

ADR  American Depository Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $26,051,100 (6.37% of net assets) at September 30, 2020.

(c)  A portion of these investments are segregated as collateral for open written option contracts.

(d)  Restricted security deemed liquid. The total value of this security is $1,906,304 (0.47% of net assets) at September 30, 2020.

(e)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND (UNAUDITED)

SCHEDULE OF OPTIONS WRITTEN

SEPTEMBER 30, 2020 Continued

Contracts		$ Notional Amount	$ Value
Call Options
	Coca-Cola Co/The
300	Expiration: November 2020, Exercise Price: $55.00	1,481,100	9,000
	Hess Corp.
150	Expiration: November 2020, Exercise Price: $70.00	613,950	675
	Johnson & Johnson
100	Expiration: October 2020, Exercise Price: $165.00	1,488,800	1,000
	Total Written Options (Premiums received $33,112)		10,675

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		95.19%
Communication Services		13.96%
	Entertainment	2.82%
13,441	Electronic Arts, Inc.(a)	1,752,841
28,457	The Walt Disney Co.	3,530,944
		5,283,785
	Interactive Media & Services	9.54%
3,195	Alphabet, Inc. — Class A(a)	4,682,592
3,822	Alphabet, Inc. — Class C(a)	5,616,811
21,281	Facebook, Inc. — Class A(a)	5,573,494
18,147	Match Group, Inc.(a)	2,007,966
		17,880,863
	Media	1.60%
65,000	Comcast Corp. — Class A	3,006,900
Total Communication Services (Cost $11,951,685)		26,171,548
Consumer Discretionary		14.75%
	Hotels, Restaurants & Leisure	1.52%
19,928	Starbucks Corp.	1,712,214
5,317	Vail Resorts, Inc.	1,137,678
		2,849,892
	Internet & Direct Marketing Retail	8.02%
4,125	Amazon.com, Inc.(a)	12,988,511
1,199	Booking Holdings, Inc.(a)	2,051,106
		15,039,617
	Specialty Retail	2.82%
19,018	The Home Depot, Inc.	5,281,489
	Textiles, Apparel & Luxury Goods	2.39%
35,612	NIKE, Inc. — Class B	4,470,730
Total Consumer Discretionary (Cost $9,624,811)		27,641,728
Consumer Staples		0.89%
	Personal Products	0.89%
7,641	The Estee Lauder Companies Inc. — Class A	1,667,648
Total Consumer Staples (Cost $1,550,354)		1,667,648

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Financials		5.72%
	Capital Markets	4.53%
11,550	CME Group, Inc.	1,932,430
27,056	Intercontinental Exchange, Inc.	2,706,953
10,702	S&P Global, Inc.	3,859,141
		8,498,524
	Diversified Financial Services	1.19%
12,522	Global Payments Inc.	2,223,657
Total Financials (Cost $4,429,429)		10,722,181
Health Care		12.90%
	Health Care Equipment & Supplies	7.21%
8,682	Becton Dickinson and Co.	2,020,128
18,039	Danaher Corp.	3,884,338
25,005	Edwards Lifesciences Corp.(a)	1,995,899
7,152	IDEXX Laboratories, Inc.(a)	2,811,523
3,950	Intuitive Surgical, Inc.(a)	2,802,683
		13,514,571
	Health Care Providers & Services	1.50%
9,000	UnitedHealth Group, Inc.	2,805,930
	Health Care Technology	1.25%
8,323	Veeva Systems, Inc.(a)	2,340,344
	Life Sciences Tools & Services	2.94%
8,056	Illumina, Inc.(a)	2,489,948
6,859	Thermo Fisher Scientific, Inc.	3,028,386
		5,518,334
Total Health Care (Cost $16,820,127)		24,179,179
Industrials		6.56%
	Commercial Services & Supplies	0.72%
93,925	KAR Auction Services, Inc.	1,352,520
	Industrial Conglomerates	1.66%
18,916	Honeywell International, Inc.	3,113,763

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	3.04%
47,457	IHS Markit Ltd.(b)	3,725,849
23,414	TransUnion	1,969,820
		5,695,669
	Road & Rail	1.14%
10,822	Union Pacific Corp.	2,130,527
Total Industrials (Cost $9,541,763)		12,292,479
Information Technology		35.93%
	IT Services	6.42%
13,965	Broadridge Financial Solutions, Inc.	1,843,380
18,310	MasterCard, Inc. — Class A	6,191,893
20,007	Visa Inc. — Class A	4,000,800
		12,036,073
	Semiconductors & Semiconductor Equipment	3.10%
19,815	Analog Devices, Inc.	2,313,203
9,615	Broadcom Inc.	3,502,937
		5,816,140
	Software	20.56%
6,845	Adobe, Inc.(a)	3,356,993
4,570	Fair Isaac Corp.(a)	1,943,987
5,850	Intuit, Inc.	1,908,328
90,533	Microsoft Corp.	19,041,806
7,066	Palo Alto Networks, Inc.(a)	1,729,404
28,000	RealPage, Inc.(a)	1,613,920
14,222	salesforce.com, Inc.(a)	3,574,273
6,703	ServiceNow, Inc.(a)	3,250,955
14,739	VMware, Inc. — Class A(a)	2,117,552
		38,537,218
	Technology Hardware, Storage & Peripherals	5.85%
94,716	Apple Inc.	10,969,060
Total Information Technology (Cost $33,752,132)		67,358,491
Materials		3.46%
	Chemicals	3.46%
11,000	Ecolab Inc.	2,198,240
18,025	Linde PLC(b)	4,292,293
Total Materials (Cost $3,817,526)		6,490,533

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Real Estate		1.02%
	Real Estate Management & Development	1.02%
40,700	CBRE Group, Inc. — Class A(a)	1,911,679
Total Real Estate (Cost $1,666,669)		1,911,679
Total Common Stocks (Cost $93,154,496)		178,435,466
REITs		3.21%
Real Estate		3.21%
	Equity Real Estate Investment Trusts (REITs)	3.21%
8,395	American Tower Corp.	2,029,324
5,237	Equinix Inc.	3,980,801
Total Real Estate (Cost $2,164,198)		6,010,125
Total REITs (Cost $2,164,198)		6,010,125
Short Term Investments		1.72%
Investment Company		1.72%
3,230,112	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(c)	3,230,112
Total Investment Company		3,230,112
Total Short Term Investments (Cost $3,230,112)		3,230,112
Total Investments (Cost $98,548,806)		100.12 187,675,703%
Liabilities in Excess of Other Assets		(0.12 (224,898))%
Total Net Assets		100.00 187,450,805%

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $8,018,142 (4.28% of net assets) at September 30, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Preferred Stocks		1.49%
Energy		0.49%
	Oil, Gas & Consumable Fuels	0.49%
50,000	Targa Resources Partners LP (1 Month LIBOR USD + 7.710%)	1,200,000
Total Energy (Cost $1,217,095)		1,200,000
Financials		1.00%
	Diversified Financial Services	1.00%
100,000	Compass Diversified Holdings	2,428,000
Total Financials (Cost $2,484,285)		2,428,000
Total Preferred Stocks (Cost $3,701,380)		3,628,000
Common Stocks		0.41%
Communication Services		0.18%
	Entertainment	0.18%
24,485	Lions Gate Entertainment Corp. — Class A(a)	232,118
24,485	Lions Gate Entertainment Corp. — Class B(a)	213,508
Total Communication Services (Cost $499,984)		445,626
Industrials		0.23%
	Machinery	0.23%
19,000	The Greenbrier Companies, Inc.	558,600
Total Industrials (Cost $673,855)		558,600
Total Common Stocks (Cost $1,173,839)		1,004,226
Convertible Bonds		17.59%
Communication Services		0.57%
	Interactive Media & Services	0.57%
	Zillow Group, Inc.
800,000	2.750%, 05/15/2025	1,386,226
Total Communication Services (Cost $800,000)		1,386,226

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Consumer Discretionary		0.69%
	Diversified Consumer Services	0.69%
	K12, Inc.
2,000,000	1.125%, 09/01/2027(b)	1,677,856
Total Consumer Discretionary (Cost $1,910,428)		1,677,856
Consumer Staples		0.73%
	Tobacco	0.73%
	Turning Point Brands, Inc.
2,000,000	2.500%, 07/15/2024	1,785,000
Total Consumer Staples (Cost $1,736,054)		1,785,000
Financials		0.90%
	Consumer Finance	0.90%
	PRA Group, Inc.
2,000,000	3.500%, 06/01/2023	2,202,144
Total Financials (Cost $2,027,334)		2,202,144
Health Care		2.90%
	Biotechnology	1.40%
	Flexion Therapeutics, Inc.
2,000,000	3.375%, 05/01/2024	1,591,927
	Ligand Pharmaceuticals, Inc.
2,000,000	0.750%, 05/15/2023	1,818,691
		3,410,618
	Pharmaceuticals	1.50%
	Dermira, Inc.
1,000,000	3.000%, 05/15/2022	1,013,750
	Revance Therapeutics, Inc.
2,500,000	1.750%, 02/15/2027(b)	2,647,331
		3,661,081
Total Health Care (Cost $7,132,571)		7,071,699

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Industrials		2.41%
	Air Freight & Logistics	1.09%
	Air Transport Services Group, Inc.
2,500,000	1.125%, 10/15/2024	2,659,087
	Airlines	0.94%
	Southwest Airlines Co.
1,750,000	1.250%, 05/01/2025	2,292,500
	Machinery	0.38%
	The Greenbrier Companies, Inc.
1,000,000	2.875%, 02/01/2024	918,492
Total Industrials (Cost $5,224,185)		5,870,079
Information Technology		9.39%
	Communications Equipment	0.77%
	Lumentum Holdings, Inc.
1,750,000	0.500%, 12/15/2026(b)	1,866,914
	IT Services	1.62%
	Cardtronics plc
2,000,000	1.000%, 12/01/2020(a)	1,999,916
	MongoDB, Inc.
1,500,000	0.250%, 01/15/2026(b)	1,962,869
		3,962,785
	Software	7.00%
	Avaya Holdings Corp.
1,000,000	2.250%, 06/15/2023	949,000
	Cerence, Inc.
2,400,000	3.000%, 06/01/2025(b)	3,701,677
	Guidewire Software, Inc.
2,000,000	1.250%, 03/15/2025	2,303,912
	J2 Global, Inc.
4,250,000	1.750%, 11/01/2026(b)	3,779,196
	Nuance Communications, Inc.
3,310,000	1.500%, 11/01/2035	5,457,255
	Pluralsight, Inc.
1,000,000	0.375%, 03/01/2024	888,000
		17,079,040
Total Information Technology (Cost $18,520,220)		22,908,739
Total Convertible Bonds (Cost $37,350,792)		42,901,743

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Corporate Bonds		59.44%
Administrative and Support and Waste Management and Remediation Services		0.21%
	Office Administrative Services	0.21%
	Cargo Aircraft Management, Inc.
500,000	4.750%, 02/01/2028(b)	506,175
Total Administrative and Support and Waste Management and Remediation Services (Cost $500,000)		506,175
Agriculture, Forestry, Fishing and Hunting		0.87%
	Forest Nurseries and Gathering of Forest Products	0.87%
	Enviva Partners LP / Enviva Partners Finance Corp.
2,000,000	6.500%, 01/15/2026(b)	2,111,250
Total Agriculture, Forestry, Fishing and Hunting (Cost $2,018,370)		2,111,250
Basic Materials		0.82%
	Basic Chemical Manufacturing	0.82%
	Tronox, Inc.
2,000,000	6.500%, 04/15/2026(b)	2,003,750
Total Basic Materials (Cost $2,002,500)		2,003,750
Communication Services		7.78%
	Diversified Telecommunication Services	2.05%
	Consolidated Communications, Inc.
5,000,000	6.500%, 10/01/2022	5,006,625
	Entertainment	1.25%
	Live Nation Entertainment, Inc.
1,000,000	4.875%, 11/01/2024(b)	969,375
500,000	5.625%, 03/15/2026(b)	483,750
250,000	4.750%, 10/15/2027(b)	234,531
	Netflix, Inc.
250,000	5.500%, 02/15/2022	262,500
1,000,000	5.750%, 03/01/2024	1,104,375
		3,054,531

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Interactive Media & Services	1.29%
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027(b)	1,058,560
	TripAdvisor, Inc.
2,000,000	7.000%, 07/15/2025(b)	2,088,750
		3,147,310
	Media	3.19%
	AMC Networks, Inc.
1,500,000	5.000%, 04/01/2024	1,535,625
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	890,625
	The E.W. Scripps Co.
250,000	5.125%, 05/15/2025(b)	245,000
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026(b)	2,141,112
	National CineMedia LLC
1,500,000	5.750%, 08/15/2026	1,025,340
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023(b)	1,931,780
		7,769,482
Total Communication Services (Cost $19,398,186)		18,977,948
Consumer Staples		1.27%
	Food Products	1.27%
	Performance Food Group, Inc.
3,000,000	5.500%, 10/15/2027(b)	3,095,490
Total Consumer Staples (Cost $3,000,000)		3,095,490
Consumer Discretionary		7.64%
	Auto Components	0.42%
	Allison Transmission, Inc.
1,000,000	5.000%, 10/01/2024(b)	1,011,935
	Commercial Services	1.29%
	Compass Group Diversified Holdings LLC
2,000,000	8.000%, 05/01/2026(b)	2,107,120
	The ServiceMaster Co. LLC
1,000,000	5.125%, 11/15/2024(b)	1,025,000
		3,132,120

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Hotels, Restaurants & Leisure	1.79%
	Nathan's Famous, Inc.
1,500,000	6.625%, 11/01/2025(b)	1,530,000
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(a)	1,421,200
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027(b)	1,424,325
		4,375,525
	Leisure Products	1.42%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,470,872
	Specialty Retail	1.25%
	At Home Holding III, Inc.
1,000,000	8.750%, 09/01/2025(b)	1,046,880
	Penske Automotive Group, Inc.
2,000,000	5.750%, 10/01/2022	2,000,000
		3,046,880
	Textiles, Apparel & Luxury Goods	1.47%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,591,539
Total Consumer Discretionary (Cost $17,356,446)		18,628,871
Consumer Staples		3.35%
	Food Products	3.35%
	Pilgrim's Pride Corp.
1,000,000	5.750%, 03/15/2025(b)	1,020,000
	TreeHouse Foods, Inc.
3,000,000	6.000%, 02/15/2024(b)	3,082,815
4,000,000	4.000%, 09/01/2028	4,053,020
Total Consumer Staples (Cost $7,982,972)		8,155,835
Energy		8.40%
	Energy Equipment & Services	0.20%
	Bristow Group, Inc.
500,000	7.750%, 12/15/2022	480,050

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Oil, Gas & Consumable Fuels	8.20%
	CNX Resources Corp.
3,000,000	7.250%, 03/14/2027(b)	3,063,810
	Comstock Resources, Inc.
2,500,000	9.750%, 08/15/2026	2,578,000
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
2,000,000	6.750%, 05/15/2025	1,822,290
	Energy Transfer Operating LP
1,000,000	7.125% (5 Year CMT Rate + 5.306%), 11/15/2165	791,250
	MEG Energy Corp.
2,000,000	7.125%, 02/01/2027(a) (b)	1,798,660
	MPLX LP
5,500,000	6.875% (3 Month LIBOR USD + 4.652%), 08/15/2023	4,537,212
	Parsley Energy LLC / Parsley Finance Corp.
1,000,000	5.375%, 01/15/2025(b)	1,000,000
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023(a) (b)	1,249,092
1,500,000	5.375%, 09/30/2025(a) (b)	1,425,922
	Viper Energy Partners LP
1,750,000	5.375%, 11/01/2027(b)	1,726,708
		19,992,944
Total Energy (Cost $21,986,352)		20,472,994
Finance and Insurance		1.07%
	Other Financial Investment Activities	1.07%
	EIG Investors Corp.
2,500,000	10.875%, 02/01/2024	2,609,113
Total Finance and Insurance (Cost $2,572,580)		2,609,113
Financials		2.11%
	Capital Markets	1.08%
	Donnelley Financial Solutions, Inc.
2,500,000	8.250%, 10/15/2024	2,627,862
	Consumer Finance	0.04%
	PRA Group, Inc.
100,000	7.375%, 09/01/2025(b)	104,538

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Financial Services	0.99%
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025(b)	1,282,813
	Everi Payments, Inc.
1,160,000	7.500%, 12/15/2025(b)	1,141,028
		2,423,841
Total Financials (Cost $4,993,121)		5,156,241
Health Care		4.16%
	Health Care Equipment & Supplies	0.42%
	Catalent Pharma Solutions, Inc.
1,000,000	4.875%, 01/15/2026(b)	1,023,560
	Pharmaceuticals	3.74%
	Bausch Health Americas, Inc.
1,000,000	9.250%, 04/01/2026(a) (b)	1,101,300
	Bausch Health Companies Inc.
1,500,000	5.500%, 11/01/2025(a) (b)	1,540,875
500,000	9.000%, 12/15/2025(a) (b)	545,150
	Horizon Therapeutics USA, Inc.
1,000,000	5.500%, 08/01/2027(b)	1,062,940
	Mylan NV
2,000,000	3.950%, 06/15/2026(a)	2,252,849
	Teva Pharmaceutical Industries Ltd.
2,500,000	6.750%, 03/01/2028(a)	2,617,063
		9,120,177
Total Health Care (Cost $9,239,537)		10,143,737
Industrials		10.26%
	Aerospace & Defense	0.59%
	TransDigm, Inc.
500,000	6.250%, 03/15/2026(b)	522,775
500,000	6.375%, 06/15/2026	503,125
	Triumph Group, Inc.
500,000	6.250%, 09/15/2024(b)	426,510
		1,452,410

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Building Products	1.90%
	Builders FirstSource, Inc.
450,000	6.750%, 06/01/2027(b)	482,625
4,000,000	5.000%, 03/01/2030(b)	4,147,500
		4,630,125
	Commercial Services & Supplies	4.88%
	Cimpress NV
2,000,000	7.000%, 06/15/2026(a) (b)	1,907,120
	Covanta Holding Corp.
1,500,000	5.875%, 07/01/2025	1,556,092
250,000	5.000%, 09/01/2030	252,638
	KAR Auction Services, Inc.
2,500,000	5.125%, 06/01/2025(b)	2,503,075
	Matthews International Corp.
2,260,000	5.250%, 12/01/2025(b)	2,143,938
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	3,534,060
		11,896,923
	Construction & Engineering	1.39%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,543,477
	Tutor Perini Corp.
2,000,000	6.875%, 05/01/2025(b)	1,843,750
		3,387,227
	Trading Companies & Distributors	1.50%
	Fly Leasing Ltd.
2,000,000	6.375%, 10/15/2021(a)	2,004,690
2,000,000	5.250%, 10/15/2024(a)	1,653,750
		3,658,440
Total Industrials (Cost $25,909,945)		25,025,125
Information		2.63%
	Other Telecommunications	1.57%
	Avaya, Inc.
1,500,000	6.125%, 09/15/2028(b)	1,535,025
	Consolidated Communications, Inc.
2,250,000	6.500%, 10/01/2028(b)	2,300,625
		3,835,650

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Radio and Television Broadcasting	1.06%
	iHeartCommunications, Inc.
2,000,000	8.375%, 05/01/2027	1,973,630
100,000	5.250%, 08/15/2027(b)	97,669
	Nexstar Broadcasting, Inc.
500,000	4.750%, 11/01/2028(b)	510,525
		2,581,824
Total Information (Cost $6,497,771)		6,417,474
Information Technology		3.69%
	Electronic Equipment, Instruments & Components	1.05%
	Itron, Inc.
2,500,000	5.000%, 01/15/2026(b)	2,570,313
	IT Services	0.92%
	Cardtronics Inc / Cardtronics USA, Inc.
1,000,000	5.500%, 05/01/2025(a) (b)	1,003,645
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025(b)	1,249,560
		2,253,205
	Technology Hardware, Storage & Peripherals	1.72%
	Diebold Nixdorf, Inc.
4,000,000	8.500%, 04/15/2024	3,651,600
500,000	9.375%, 07/15/2025(b)	528,750
		4,180,350
Total Information Technology (Cost $9,152,570)		9,003,868
Materials		0.96%
	Chemicals	0.42%
	OCI NV
1,000,000	6.625%, 04/15/2023(a) (b)	1,035,250
	Metals & Mining	0.54%
	Commercial Metals Co.
1,000,000	5.750%, 04/15/2026	1,042,965
250,000	5.375%, 07/15/2027	264,565
		1,307,530
Total Materials (Cost $2,261,250)		2,342,780

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Professional, Scientific, and Technical Services		0.62%
	Other Professional, Scientific, and Technical Services	0.62%
	Sabre GLBL, Inc.
1,500,000	7.375%, 09/01/2025(b)	1,517,250
Total Professional, Scientific, and Technical Services (Cost $1,519,089)		1,517,250
Retail Trade		1.72%
	Sporting Goods, Hobby, and Musical Instrument Stores	1.72%
	Michaels Stores, Inc.
4,000,000	8.000%, 07/15/2027(b)	4,186,760
Total Retail Trade (Cost $3,968,951)		4,186,760
Wholesale Trade		1.88%
	Drugs and Druggists' Sundries Merchant Wholesalers	1.49%
	Herbalife Nutrition Ltd / HLF Financing, Inc.
500,000	7.875%, 09/01/2025(a) (b)	537,500
	HLF Financing Sarl LLC / Herbalife International, Inc.
3,000,000	7.250%, 08/15/2026(b)	3,087,195
		3,624,695
	Machinery, Equipment, and Supplies Merchant Wholesalers	0.39%
	TransDigm, Inc.
1,000,000	5.500%, 11/15/2027	962,950
Total Wholesale Trade (Cost $4,552,500)		4,587,645
Total Corporate Bonds (Cost $144,912,140)		144,942,306
Bank Loans		16.29%
	Aerospace & Defense	1.43%
3,609,671	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	3,482,214
	Aerospace/Defense	0.75%
1,935,574	TransDigm, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	1,836,704
	Broadcasting	0.19%
480,313	Nexstar Media Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	470,807
	Building Products	0.14%
334,142	Builders FirstSource, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	330,209

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Capital Goods	0.53%
1,311,242	SiteOne Landscape Supply Holding, Llc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	1,304,686
	Construction & Engineering	1.22%
3,000,000	Tutor Perini Corp., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.750%)	2,970,000
	Diversified Consumer Services	0.82%
1,993,912	Weight Watchers International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.750%)	1,993,912
	Financial Services	2.83%
6,931,211	Open Lending LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.500%)	6,896,555
	Food Products	1.54%
1,829,678	Atkins Nutritionals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%)(c)	1,836,548
1,925,000	Bellring Brands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.000%)(c)	1,931,824
	Health Care Equipment & Services	0.74%
1,828,571	RadNet, Inc. , Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%)	1,809,143
	Machinery	0.36%
950,000	Welbilt, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	870,290
	Media	1.02%
624,468	Entercom Media Corp., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	588,820
985,050	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	962,734
970,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	939,993
	Metals & Mining	0.84%
2,420,900	U.S. Silica Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.000%)	2,041,871
	Oil, Gas & Consumable Fuels	0.36%
977,500	Keane Group Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%)	873,641
	Pharmaceuticals	0.77%
1,900,398	Lannett Co, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.375%)	1,871,892
	Software	1.35%
1,899,278	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.250%)	1,892,460
271,997	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)(c)	264,177
191,097	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month USD + 1.750%)(c)	185,602
979,744	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)(c)	952,120
	Transportation	.80%
1,994,872	Daseke Cos, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.000%)	1,961,837

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Telecommunications	0.20%
500,000	Consolidated Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	495,938
	Trading Companies & Distributors	0.40%
982,500	Foundation Building Materials Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	971,447
Total Bank Loans (Cost $40,611,053)		39,735,424
Short Term Investments		5.84%
Investment Company		5.84%
14,240,384	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(d)	14,240,384
Total Investment Company		14,240,384
Total Short Term Investments (Cost $14,240,384)		14,240,384
Total Investments (Cost $241,989,588)		101.06 246,452,083%
Liabilities in Excess of Other Assets		(1.06 (2,594,053))%
Total Net Assets		100.00 243,858,030%

(a)  Foreign Issued Securities. The total value of these securities amounted to $24,539,609 (10.06% if net assets) at September 30, 2020.

(b)  Restricted securities deemed liquid. The total value of these securities amounted to $96,957,197 (39.76% of net assets) at September 30, 2020.

(c)  Illiquid Security. The total value of these securities amounted to $5,170,271 (2.12% of net assets) at September 30, 2020.

(d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		90.16%
Belgium		1.39%
	Beverages	1.39%
83,500	Anheuser-Busch InBev SA/NV	4,495,703
41,500	Anheuser-Busch InBev SA/NV — ADR	2,236,020
		6,731,723
Total Belgium (Cost $8,039,001)		6,731,723
Canada		1.48%
	Road & Rail	1.48%
67,000	Canadian National Railway Co.	7,132,820
Total Canada (Cost $4,822,925)		7,132,820
Cayman Islands		1.47%
	Interactive Media & Services	1.47%
105,000	Tencent Holdings Ltd. — ADR	7,103,250
Total Cayman Islands (Cost $4,497,658)		7,103,250
Denmark		1.31%
	Pharmaceuticals	1.31%
15,000	Novo Nordisk A/S	1,039,269
76,000	Novo Nordisk A/S — ADR	5,276,680
		6,315,949
Total Denmark (Cost $5,103,075)		6,315,949
France		16.06%
	Aerospace & Defense	0.70%
45,000	Thales SA	3,372,667
	Beverages	1.24%
37,500	Pernod Ricard SA	5,978,882
	Chemicals	1.68%
51,062	Air Liquide SA	8,093,870

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Construction & Engineering	0.97%
56,000	Vinci SA	4,679,195
	Electrical Equipment	2.29%
89,000	Schneider Electric SE	11,062,668
	Hotels, Restaurants & Leisure	0.38%
50,000	La Francaise des Jeux SAEM	1,834,333
	Life Sciences Tools & Services	2.36%
33,000	Sartorius Stedim Biotech	11,390,442
	Media (discontinued effective close of September 28, 2018)	0.32%
88,000	JCDecaux SA(a)	1,521,370
	Pharmaceuticals	1.03%
99,587	Sanofi — ADR	4,996,280
	Professional Services	1.32%
283,000	Bureau Veritas SA(a)	6,379,232
	Software	1.08%
28,000	Dassault Systemes SE	5,224,329
	Textiles, Apparel & Luxury Goods	2.69%
10,300	Kering SA	6,832,469
13,100	LVMH Moet Hennessy Louis Vuitton SE	6,129,535
		12,962,004
Total France (Cost $49,308,263)		77,495,272
Germany		20.91%
	Capital Markets	1.02%
142,000	DWS Group GmbH & Co KGaA	4,893,940
	Chemicals	1.60%
56,000	Symrise AG	7,734,906
	Electric	0.18%
32,600	Siemens Energy AG(a)	879,108
	Electronic Equipment, Instruments & Components	0.74%
133,711	Jenoptik AG	3,585,197
	Health Care Equipment & Supplies	1.72%
65,525	Carl Zeiss Meditec AG(a)	8,275,892

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Providers & Services	1.57%
167,000	Fresenius SE & Co. KGaA	7,594,256
	Household Products	0.46%
23,900	Henkel AG & Co. KGaA	2,235,336
	Industrial Conglomerates	1.71%
65,200	Siemens A.G. — ADR	8,234,096
	Insurance	2.51%
34,000	Hannover Rueck SE	5,263,599
26,900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,838,487
		12,102,086
	Pharmaceuticals	1.96%
12,000	Bayer AG — ADR	179,400
63,500	Merck KGaA	9,257,868
		9,437,268
	Semiconductors & Semiconductor Equipment	1.48%
254,000	Infineon Technologies AG	7,159,233
	Software	2.09%
64,800	SAP SE — ADR	10,096,488
	Textiles, Apparel & Luxury Goods	2.38%
19,700	adidas AG(a)	6,361,998
57,160	Puma SE(a)	5,138,436
		11,500,434
	Trading Companies & Distributors	1.49%
113,000	Brenntag AG	7,184,792
Total Germany (Cost $65,136,673)		100,913,032
India		1.46%
	Banks	1.46%
27,500	HDFC Bank Ltd. — ADR(a)	1,373,900
577,480	ICICI Bank Ltd. — ADR(a)	5,676,628
		7,050,528
Total India (Cost $6,904,141)		7,050,528

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Ireland		8.18%
	Chemicals	2.29%
46,760	Linde PLC	11,055,567
	Construction Materials	1.45%
78,000	CRH PLC — ADR	2,815,020
5,000	CRH PLC	180,323
110,000	CRH public limited company	3,988,769
		6,984,112
	Food Products	0.45%
17,000	Kerry Group Plc	2,177,469
	Health Care Equipment & Supplies	1.67%
77,400	Medtronic, PLC	8,043,408
	Hotels, Restaurants & Leisure	0.27%
450,015	Dalata Hotel Group PLC(a)	1,304,797
	Insurance	2.05%
48,000	Aon Plc	9,902,400
Total Ireland (Cost $29,828,761)		39,467,753
Japan		4.56%
	Beverages	0.85%
117,000	Asahi Group Holdings Ltd.	4,077,757
	Electronic Equipment, Instruments & Components	3.08%
3,500	KEYENCE CORP.	1,636,177
75,000	Murata Manufacturing Co., Ltd.	4,877,038
107,000	Omron Corp.	8,365,915
		14,879,130
	Machinery	0.63%
14,000	FANUC Corp.	2,686,818
18,000	FANUC Corp. — ADR(a)	344,880
		3,031,698
Total Japan (Cost $15,440,558)		21,988,585

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Luxembourg		2.58%
	Life Sciences Tools & Services	2.28%
13,900	Eurofins Scientific SE(a)	11,011,183
	Personal Products	0.30%
830,750	L'Occitane International SA	1,453,881
Total Luxembourg (Cost $7,860,761)		12,465,064
Netherlands		8.89%
	Beverages	1.61%
710,000	Davide Campari-Milano NV	7,749,294
	IT Services	1.22%
3,200	Adyen NV(a)	5,902,383
	Personal Products	1.32%
97,200	Unilever N.V. — NY Shares — ADR	5,870,880
8,000	Unilever NV	485,822
		6,356,702
	Semiconductors & Semiconductor Equipment	2.89%
25,741	ASML Holding NV — NY Shares — ADR	9,505,379
65,000	STMicroelectronics N.V.	1,993,562
80,600	STMicroelectronics N.V. — NY Shares — ADR	2,473,614
		13,972,555
	Trading Companies & Distributors	1.85%
75,000	IMCD N.V.	8,920,163
Total Netherlands (Cost $19,660,750)		42,901,097
Norway		2.05%
	Commercial Services & Supplies	2.05%
228,000	Tomra Systems ASA(a)	9,877,001
Total Norway (Cost $2,498,870)		9,877,001

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Republic of Korea		0.41%
	Semiconductors & Semiconductor Equipment	0.41%
40,000	Samsung Electronic Co., Ltd.	1,985,767
Total Republic of Korea (Cost $894,090)		1,985,767
Spain		1.70%
	Biotechnology	1.28%
357,200	Grifols SA — ADR	6,197,420
	Specialty Retail	0.42%
73,500	Industria de Diseno Textil, S.A.	2,033,344
Total Spain (Cost $8,930,521)		8,230,764
Sweden		2.33%
	Electronic Equipment, Instruments & Components	2.16%
138,000	Hexagon AB — B Shares(a)	10,423,557
	Software	0.17%
10,000	Sinch AB(a)	815,482
Total Sweden (Cost $7,672,596)		11,239,039
Switzerland		6.68%
	Capital Markets	0.45%
51,037	Julius Baer Group Ltd.	2,167,664
	Construction Materials	0.66%
70,000	LafargeHolcim Ltd.	3,186,369
	Electrical Equipment	1.17%
222,500	ABB Ltd. — ADR	5,662,625
	Health Care Equipment & Supplies	0.54%
46,000	Alcon, Inc.(a)	2,608,003
	Life Sciences Tools & Services	2.62%
20,500	Lonza Group AG	12,651,279

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	1.24%
11,800	Roche Holding AG	4,041,978
45,400	Roche Holding AG — ADR	1,943,574
		5,985,552
Total Switzerland (Cost $22,986,514)		32,261,492
Taiwan, Province of China		2.42%
	Semiconductors & Semiconductor Equipment	2.42%
144,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	11,696,861
Total Taiwan, Province of China (Cost $1,869,696)		11,696,861
United Kingdom		6.28%
	Aerospace & Defense	0.57%
440,000	BAE Systems Plc	2,732,639
	Beverages	1.15%
40,300	Diageo PLC — ADR	5,547,698
	Health Care Equipment & Supplies	1.19%
147,000	Smith & Nephew Plc — ADR	5,747,700
	Hotels, Restaurants & Leisure	0.52%
48,100	InterContinental Hotels Group PLC(a)	2,524,802
	Pharmaceuticals	1.27%
94,000	AstraZeneca PLC — ADR	5,151,200
9,000	AstraZeneca PLC	983,385
		6,134,585
	Trading Companies & Distributors	1.58%
212,000	Ashtead Group Plc	7,634,453
Total United Kingdom (Cost $23,750,781)		30,321,877
Total Common Stocks (Cost $285,205,634)		435,177,874

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		8.75%
Investment Company		8.75%
42,234,763	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(b)	42,234,763
Total Investment Company		42,234,763
Total Short Term Investments (Cost $42,234,763)		42,234,763
Total Investments (Cost $327,440,397)		98.91 477,412,637%
Other Assets in Excess of Liabilities		1.09 5,240,643%
Total Net Assets		100.00 482,653,280%
ADR   American Depositary Receipt

PLC   Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

As of September 30, 2020, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Aerospace & Defense	6,105,306	1.26%
Banks	7,050,528	1.46%
Beverages	30,085,355	6.23%
Biotechnology	6,197,420	1.28%
Capital Markets	7,061,603	1.46%
Chemicals	26,884,343	5.57%
Commercial Services & Supplies	9,877,001	2.05%
Construction & Engineering	4,679,195	0.97%
Construction Materials	10,170,481	2.11%
Electric	879,108	0.18%
Electrical Equipment	16,725,293	3.47%
Electronic Equipment, Instruments & Components	28,887,884	5.99%
Food Products	2,177,469	0.45%
Health Care Equipment & Supplies	24,675,002	5.11%
Health Care Providers & Services	7,594,256	1.57%
Hotels, Restaurants & Leisure	5,663,933	1.17%
Household Products	2,235,336	0.46%
Industrial Conglomerates	8,234,096	1.71%
Insurance	22,004,486	4.56%
Interactive Media & Services	7,103,250	1.47%
IT Services	5,902,383	1.22%
Life Sciences Tools & Services	35,052,905	7.26%
Machinery	3,031,698	0.63%
Media (discontinued effective close of September 28, 2018)	1,521,370	0.32%
Personal Products	7,810,582	1.62%
Pharmaceuticals	32,869,634	6.81%
Professional Services	6,379,232	1.32%
Road & Rail	7,132,820	1.48%
Semiconductors & Semiconductor Equipment	34,814,416	7.21%
Software	16,136,299	3.34%
Specialty Retail	2,033,344	0.42%
Textiles, Apparel & Luxury Goods	24,462,438	5.07%
Trading Companies & Distributors	23,739,408	4.92%
Total Common Stocks	435,177,874	90.16%
Short Term Investments
Investment Company	42,234,763	8.75%
Total Short Term Investments	42,234,763	8.75%
Total Investments	477,412,637	98.91%
Other Assets in Excess of Liabilities	5,240,643	1.09%
TOTAL NET ASSETS	482,653,280	100.00%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		93.14%
Communication Services		9.54%
	Entertainment	2.60%
12,510	Electronic Arts, Inc.(a)	1,631,429
8,000	The Walt Disney Co.	992,640
		2,624,069
	Interactive Media & Services	6.94%
2,845	Alphabet, Inc. — Class A(a)	4,169,632
1,148	Alphabet, Inc. — Class C(a)	1,687,101
4,450	Facebook, Inc. — Class A(a)	1,165,455
		7,022,188
Total Communication Services (Cost $4,239,331)		9,646,257
Consumer Discretionary		16.60%
	Hotels, Restaurants & Leisure	2.19%
26,555	Las Vegas Sands Corp	1,239,056
10,740	Yum! Brands, Inc.	980,562
		2,219,618
	Internet & Direct Marketing Retail	8.79%
2,485	Amazon.com, Inc.(a)	7,824,594
625	Booking Holdings, Inc.(a)	1,069,175
		8,893,769
	Specialty Retail	3.97%
11,455	Lowe's Companies, Inc.	1,899,927
2,350	O'Reilly Automotive, Inc.(a)	1,083,538
18,645	The TJX Companies, Inc.	1,037,594
		4,021,059
	Textiles, Apparel & Luxury Goods	1.65%
13,260	NIKE, Inc. — Class B	1,664,660
Total Consumer Discretionary (Cost $6,965,766)		16,799,106
Consumer Staples		1.33%
	Personal Products	1.33%
6,180	The Estee Lauder Companies Inc. — Class A	1,348,785
Total Consumer Staples (Cost $665,699)		1,348,785

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Energy		0.33%
	Energy Equipment & Services	0.33%
21,579	Schlumberger Ltd.(b)	335,769
Total Energy (Cost $1,286,750)		335,769
Financials		6.89%
	Capital Markets	6.48%
10,125	CME Group, Inc.	1,694,014
17,850	Intercontinental Exchange, Inc.	1,785,892
6,475	S&P Global, Inc.	2,334,885
5,800	T Rowe Price Group, Inc.	743,676
		6,558,467
	Thrifts & Mortgage Finance	0.41%
20,460	Rocket Cos, Inc.(a)	407,768
Total Financials (Cost $2,814,740)		6,966,235
Health Care		17.24%
	Biotechnology	1.39%
5,760	Alnylam Pharmaceuticals, Inc.(a)	838,656
2,000	Biogen Idec Inc.(a)	567,360
		1,406,016
	Health Care Equipment & Supplies	7.81%
13,890	Abbott Laboratories	1,511,649
12,150	Danaher Corp.	2,616,260
13,200	Medtronic, PLC(b)	1,371,744
2,995	The Cooper Companies, Inc.	1,009,674
10,210	Zimmer Biomet Holdings, Inc.	1,389,989
		7,899,316
	Health Care Providers & Services	2.47%
6,460	Laboratory Corporation of America Holdings(a)	1,216,224
4,125	UnitedHealth Group, Inc.	1,286,051
		2,502,275
	Health Care Technology	1.47%
20,545	Cerner Corp.	1,485,198
	Life Sciences Tools & Services	1.00%
3,260	Illumina, Inc.(a)	1,007,601

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	3.10%
15,160	Catalent, Inc.(a)	1,298,606
25,000	Mylan NV(a) (b)	370,750
34,285	Roche Holding AG — ADR(b)	1,467,741
		3,137,097
Total Health Care (Cost $13,723,075)		17,437,503
Industrials		8.48%
	Air Freight & Logistics	2.03%
8,150	FedEx Corp.	2,049,888
	Airlines	0.46%
15,340	Delta Air Lines, Inc.	469,097
	Building Products	1.51%
27,660	Masco Corp.	1,524,896
	Commercial Services & Supplies	1.54%
13,800	Waste Management, Inc.	1,561,746
	Industrial Conglomerates	1.15%
7,100	Honeywell International, Inc.	1,168,731
	Road & Rail	1.79%
10,000	Kansas City Southern	1,808,300
Total Industrials (Cost $6,086,155)		8,582,658
Information Technology		31.00%
	Electronic Equipment, Instruments & Components	1.04%
21,600	Trimble, Inc.(a)	1,051,920
	IT Services	6.30%
16,270	Black Knight, Inc.(a)	1,416,303
11,380	PayPal Holdings, Inc.(a)	2,242,201
13,615	Visa Inc. — Class A	2,722,592
		6,381,096
	Semiconductors & Semiconductor Equipment	3.84%
15,320	QUALCOMM, Inc.	1,802,858
7,370	Texas Instruments, Inc.	1,052,362
9,870	Xilinx, Inc.	1,028,849
		3,884,069

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	13.87%
4,775	DocuSign, Inc.(a)	1,027,771
3,825	Intuit, Inc.	1,247,753
43,800	Microsoft Corp.	9,212,454
10,115	salesforce.com, Inc.(a)	2,542,102
		14,030,080
	Technology Hardware, Storage & Peripherals	5.95%
51,980	Apple Inc.	6,019,804
Total Information Technology (Cost $11,492,019)		31,366,969
Materials		1.73%
	Chemicals	1.73%
7,355	Linde PLC(b)	1,751,446
Total Materials (Cost $1,202,211)		1,751,446
Total Common Stocks (Cost $48,475,746)		94,234,728
REITS		2.57%
Real Estate		2.57%
	Equity Real Estate Investment Trusts (REITs)	2.57%
3,411	Equinix Inc.	2,592,803
Total Real Estate (Cost $713,694)		2,592,803
Total REITS (Cost $713,694)		2,592,803
Short Term Investments		4.32%
Investment Company		4.32%
4,373,530	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(c)	4,373,530
Total Investment Company		4,373,530
Total Short Term Investments (Cost $4,373,530)		4,373,530

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $53,562,970)	100.03 101,201,061%
Liabilities in Excess of Other Assets	(0.03 (25,813))%
Total Net Assets	100.00 101,175,248%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $5,297,450 (5.24% of net assets) at September 30, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		96.45%
Communication Services		4.59%
	Entertainment	2.78%
23,537	Live Nation Entertainment, Inc.(a)	1,268,173
18,900	Take-Two Interactive Software, Inc.(a)	3,122,658
		4,390,831
	Interactive Media & Services	1.34%
69,040	TripAdvisor, Inc.	1,352,494
37,660	Yelp, Inc.(a)	756,589
		2,109,083
	Media	0.47%
22,329	Liberty Media Corp-Liberty Formula One(a)	748,245
Total Communication Services (Cost $6,094,974)		7,248,159
Consumer Discretionary		7.52%
	Distributors	0.34%
19,223	LKQ Corp.(a)	533,054
	Diversified Consumer Services	3.24%
13,970	Bright Horizons Family Solutions, Inc.(a)	2,123,999
15,010	Chegg, Inc.(a)	1,072,314
48,500	ServiceMaster Global Holdings, Inc.(a)	1,934,180
		5,130,493
	Hotels, Restaurants & Leisure	0.81%
5,956	Vail Resorts, Inc.	1,274,405
	Internet & Direct Marketing Retail	1.13%
32,580	Chewy, Inc.(a)	1,786,362
	Specialty Retail	1.44%
24,835	CarMax, Inc.(a)	2,282,585
	Textiles, Apparel & Luxury Goods	0.56%
65,570	Levi Strauss & Co.	878,638
Total Consumer Discretionary (Cost $8,414,037)		11,885,537

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		1.22%
	Beverages	0.54%
960	The Boston Beer Co, Inc. — Class A(a)	848,025
	Food Products	0.68%
7,570	The Hershey Company	1,085,084
Total Consumer Staples (Cost $1,298,105)		1,933,109
Financials		7.09%
	Capital Markets	7.09%
6,225	MarketAxess Holdings, Inc.	2,997,898
10,974	Moody's Corp.	3,180,814
14,116	MSCI, Inc.	5,036,306
Total Financials (Cost $944,003)		11,215,018
Health Care		22.79%
	Aerospace & Defense	1.01%
4,700	Teleflex, Inc.	1,599,974
	Biotechnology	0.90%
13,950	Exact Sciences Corp.(a)	1,422,203
	Health Care Equipment & Supplies	5.32%
19,630	Cantel Medical Corp.	862,542
75,810	Envista Holdings Corp.(a)	1,870,991
17,420	Hill-Rom Holdings, Inc.	1,454,744
9,820	Masimo Corp.(a)	2,318,109
5,650	The Cooper Companies, Inc.	1,904,728
		8,411,114
	Health Care Providers & Services	4.15%
20,470	AmerisourceBergen Corp.	1,983,952
4,440	Chemed Corp.	2,132,754
37,720	Encompass Health Corp.	2,451,046
		6,567,752
	Health Care Technology	3.96%
13,250	Cerner Corp.	957,842
18,850	Veeva Systems, Inc.(a)	5,300,432
		6,258,274

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Life Sciences Tools & Services	6.02%
9,500	Agilent Technologies, Inc.	958,930
6,560	Bio-Rad Laboratories, Inc.(a)	3,381,418
13,320	Bio-Techne Corp.	3,299,764
6,055	Illumina, Inc.(a)	1,871,479
		9,511,591
	Pharmaceuticals	1.43%
13,692	Zoetis, Inc.	2,264,246
Total Health Care (Cost $23,593,248)		36,035,154
Industrials		21.87%
	Aerospace & Defense	0.99%
27,760	BWX Technologies, Inc.	1,563,166
	Building Products	1.15%
25,402	Trex Co., Inc.(a)	1,818,783
	Commercial Services & Supplies	3.75%
25,041	Copart, Inc.(a)	2,633,311
52,666	IAA Inc.(a)	2,742,319
38,599	KAR Auction Services, Inc.	555,826
		5,931,456
	Electrical Equipment	2.22%
35,255	AMETEK, Inc.	3,504,347
	Professional Services	10.82%
6,155	CoStar Group, Inc.(a)	5,222,579
12,483	Equifax, Inc.	1,958,582
64,388	IHS Markit Ltd.(b)	5,055,102
26,303	Verisk Analytics, Inc.	4,874,209
		17,110,472
	Road & Rail	1.66%
14,508	Kansas City Southern	2,623,482
	Trading Companies & Distributors	1.28%
49,225	HD Supply Holdings, Inc.(a)	2,030,039
Total Industrials (Cost $16,864,343)		34,581,745

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		25.94%
	Communications Equipment	1.29%
16,570	F5 Networks, Inc.(a)	2,034,299
	IT Services	3.39%
8,680	EPAM Systems, Inc.(a)	2,806,070
11,320	Euronet Worldwide, Inc.(a)	1,031,252
7,400	VeriSign, Inc.(a)	1,515,890
		5,353,212
	Semiconductors & Semiconductor Equipment	3.95%
32,745	Maxim Integrated Products, Inc.	2,213,889
31,310	ON Semiconductor Corp.(a)	679,114
9,140	Universal Display Corp.	1,651,964
16,330	Xilinx, Inc.	1,702,239
		6,247,206
	Software	16.27%
23,235	Aspen Technology, Inc.(a)	2,941,318
25,462	Guidewire Software, Inc.(a)	2,654,923
10,630	Palo Alto Networks, Inc.(a)	2,601,692
13,730	Proofpoint, Inc.(a)	1,449,202
56,350	RealPage, Inc.(a)	3,248,014
5,440	ServiceNow, Inc.(a)	2,638,400
14,600	Splunk, Inc.(a)	2,746,698
40,989	SS&C Technologies Holdings, Inc.	2,480,654
6,640	Tyler Technologies, Inc.(a)	2,314,438
11,293	VMware, Inc. — Class A(a)	1,622,465
4,790	Workday, Inc.(a)	1,030,473
		25,728,277
	Technology Hardware, Storage & Peripherals	1.04%
44,950	Western Digital Corp.	1,642,923
Total Information Technology (Cost $26,741,117)		41,005,917
Materials		3.35%
	Chemicals	2.02%
30,110	FMC Corp.	3,188,950
	Construction Materials	1.33%
8,937	Martin Marietta Materials, Inc.	2,103,413
Total Materials (Cost $2,617,659)		5,292,363

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Real Estate		2.08%
	Real Estate Management & Development	2.08%
70,022	CBRE Group, Inc. — Class A(a)	3,288,933
Total Real Estate (Cost $3,186,459)		3,288,933
Total Common Stocks (Cost $89,753,945)		152,485,935
REITS		2.03%
Real Estate		2.03%
	Equity Real Estate Investment Trusts (REITs)	2.03%
4,234	Equinix Inc.	3,218,390
Total Real Estate (Cost $706,650)		3,218,390
Total REITS (Cost $706,650)		3,218,390
Short Term Investments		1.56%
Investment Company		1.56%
2,464,464	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(c)	2,464,464
Total Investment Company		2,464,464
Total Short Term Investments (Cost $2,464,464)		2,464,464
Total Investments (Cost $92,925,059)		100.04 158,168,789%
Liabilities in Excess of Other Assets		(0.04 (67,663))%
Total Net Assets		100.00 158,101,126%

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND (UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of this security amounted to $5,055,102 (3.19% of net assets) at September 30, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		95.05%
Communication Services		5.56%
	Diversified Telecommunication Services	2.94%
115,410	Bandwidth, Inc.(a)	20,147,124
	Interactive Media & Services	2.00%
215,865	CarGurus, Inc.(a)	4,669,160
131,295	EverQuote, Inc.(a)	5,073,239
201,655	TripAdvisor, Inc.	3,950,421
		13,692,820
	Media	0.62%
60,160	Cardlytics, Inc.(a)	4,245,491
Total Communication Services (Cost $25,953,808)		38,085,435
Consumer Discretionary		12.85%
	Diversified Consumer Services	0.73%
69,715	Chegg, Inc.(a)	4,980,440
	Hotels, Restaurants & Leisure	6.15%
941,320	Everi Holdings Inc.(a)	7,765,890
235,055	Penn National Gaming, Inc.(a)	17,088,498
121,130	Texas Roadhouse, Inc.	7,363,493
21,810	Vail Resorts, Inc.	4,666,686
38,105	Wingstop, Inc.	5,207,048
		42,091,615
	Household Durables	1.84%
454,620	Lovesac Co/The(a)	12,597,520
	Internet & Direct Marketing Retail	1.97%
566,365	RealReal Inc/The(a)	8,195,301
101,995	Shutterstock, Inc.	5,307,820
		13,503,121
	Specialty Retail	1.65%
42,120	Five Below, Inc.(a)	5,349,240
513,615	Guess?, Inc.	5,968,206
		11,317,446
	Textiles, Apparel & Luxury Goods	0.51%
179,237	Steven Madden Ltd.	3,495,122
Total Consumer Discretionary (Cost $56,756,676)		87,985,264

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		0.86%
	Beverages	0.86%
148,065	MGP Ingredients, Inc.	5,884,103
Total Consumer Staples (Cost $4,771,239)		5,884,103
Finance and Insurance		0.96%
637,105	FinTech Acquisition Corp III(a)	6,568,553
Total Finance and Insurance (Cost $6,554,345)		6,568,553
Financials		7.45%
	Capital Markets	2.74%
151,195	Hamilton Lane Inc. — Class A	9,765,685
351,595	Open Lending Corp.(a)	8,965,672
		18,731,357
	Consumer Finance	1.47%
199,000	Green Dot Corp.(a)	10,071,390
	Insurance	3.24%
110,560	eHealth, Inc.(a)	8,734,240
129,165	Palomar Holdings, Inc.(a)	13,464,160
		22,198,400
Total Financials (Cost $21,474,539)		51,001,147
Health Care		28.46%
	Biotechnology	14.47%
108,935	ACADIA Pharmaceuticals, Inc.(a)	4,493,569
454,945	CareDx, Inc.(a)	17,260,613
137,995	Castle Biosciences, Inc.(a)	7,099,843
196,790	Deciphera Pharmaceuticals, Inc.(a)	10,095,327
456,745	Halozyme Therapeutics, Inc.(a)	12,003,259
148,160	Ligand Pharmaceuticals, Inc.(a)	14,122,611
351,030	Natera, Inc.(a)	25,358,407
58,760	Repligen Corp.(a)	8,669,450
		99,103,079

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Equipment & Supplies	4.65%
91,310	Novocure Ltd.(a) (b)	10,163,716
467,625	OraSure Technologies, Inc.(a)	5,690,997
31,600	Quidel Corp.(a)	6,932,408
160,395	STAAR Surgical Co.(a)	9,071,941
		31,859,062
	Health Care Providers & Services	1.93%
130,893	HealthEquity, Inc.(a)	6,723,973
219,855	Progyny, Inc.(a)	6,470,333
		13,194,306
	Health Care Technology	1.10%
235,744	Phreesia, Inc.(a)	7,574,455
	Life Sciences Tools & Services	5.30%
237,735	Adaptive Biotechnologies Corporation(a)	11,561,053
30,765	Bio-Techne Corp.	7,621,413
283,580	Quanterix Corp.(a)	9,567,989
141,760	Syneos Health, Inc.(a)	7,535,962
		36,286,417
	Pharmaceuticals	1.01%
74,070	Compass Pathways Plc — ADR(a) (b)	2,585,043
556,860	Verrica Pharmaceuticals, Inc.(a)	4,310,096
		6,895,139
Total Health Care (Cost $120,324,625)		194,912,458
Industrials		20.97%
	Air Freight & Logistics	1.95%
532,020	Air Transport Services Group, Inc.(a)	13,332,421
	Building Products	4.07%
176,920	Advanced Drainage Systems, Inc.	11,046,885
527,625	PGT Innovations, Inc.(a)	9,243,990
105,820	Trex Co., Inc.(a)	7,576,712
		27,867,587
	Commercial Services & Supplies	2.66%
183,105	IAA Inc.(a)	9,534,277
605,385	KAR Auction Services, Inc.	8,717,544
		18,251,821

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Construction & Engineering	0.68%
110,485	MasTec, Inc.(a)	4,662,467
	Electrical Equipment	2.37%
39,090	Generac Holdings, Inc.(a)	7,569,387
111,120	Vicor Corp.(a)	8,637,358
		16,206,745
	Machinery	3.58%
95,555	John Bean Technologies Corp.	8,780,549
242,805	Kornit Digital Ltd.(a) (b)	15,750,760
		24,531,309
	Professional Services	4.78%
94,570	FTI Consulting, Inc.(a)	10,021,583
205,728	ICF International, Inc.	12,658,444
577,795	Upwork, Inc.(a)	10,076,745
		32,756,772
	Trading Companies & Distributors	0.88%
49,390	SiteOne Landscape Supply, Inc.(a)	6,023,111
Total Industrials (Cost $105,879,591)		143,632,233
Information Technology		16.82%
	Communications Equipment	4.22%
696,100	ADTRAN, Inc.	7,138,505
463,750	Calix, Inc.(a)	8,245,475
148,090	Ciena Corp.(a)	5,877,692
101,585	Lumentum Holdings, Inc.(a)	7,632,081
		28,893,753
	Internet Software & Services	1.20%
753,875	Cloudera, Inc.(a)	8,209,699
	IT Services	1.85%
120,230	Endava Plc — ADR(a) (b)	7,592,525
893,155	Paysign, Inc.(a)	5,073,120
		12,665,645
	Semiconductors & Semiconductor Equipment	2.76%
96,195	Inphi Corporation(a)	10,797,889
83,225	Silicon Laboratories, Inc.(a)	8,143,566
		18,941,455

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	6.79%
397,540	8x8, Inc.(a)	6,181,747
198,881	Mimecast Ltd.(a) (b)	9,331,496
592,060	Pluralsight, Inc.(a)	10,141,988
244,605	Tenable Holdings, Inc.(a)	9,233,839
100,700	Varonis Systems, Inc.(a)	11,622,794
		46,511,864
Total Information Technology (Cost $89,109,716)		115,222,416
Materials		1.12%
	Construction Materials	1.12%
463,433	Summit Materials, Inc. — Class A(a)	7,665,182
Total Materials (Cost $7,412,638)		7,665,182
Total Common Stocks (Cost $438,237,177)		650,956,791
REITS		2.70%
Real Estate		2.70%
	Equity Real Estate Investment Trusts (REITs)	2.70%
169,360	CyrusOne, Inc.	11,860,281
105,090	QTS Realty Trust, Inc.	6,622,772
Total Real Estate (Cost $12,574,133)		18,483,053
Total REITS (Cost $12,574,133)		18,483,053
Short Term Investments		2.35%
Investment Company		2.35%
16,084,902	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.10%(c)	16,084,902
Total Investment Company		16,084,902
Total Short Term Investments (Cost $16,084,902)		16,084,902

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND
(UNAUDITED)

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $466,896,212)	100.10 685,524,746%
Liabilities in Excess of Other Assets	(0.10 (692,674))%
Total Net Assets	100.00 684,832,072%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $45,423,540 (6.63% of net assets) at September 30, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND
LIABILITIES

SEPTEMBER 30, 2020 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$1,255,438,192	$53,390,409	$69,331,166	$280,599,423	$98,548,806
Investments in securities, at value:	1,631,721,344	79,744,804	91,985,150	409,601,542	187,675,703
Cash	—	—	—	—	—
Cash denominated in foreign currency, at value(1)	—	—	—	—	—
Receivables:
Investments sold	—	—	256,717	—	—
Fund shares sold	2,022,181	15,366	34,207	11,903	121,812
Dividends	372,348	53,478	9,245	568,368	36,284
Interest	—	26,300	—	91,101	—
Other assets	38,396	10,055	16,755	22,836	16,601
Total assets	1,634,154,269	79,850,003	92,302,074	410,295,750	187,850,400
LIABILITIES:
Payables:
Investments purchased	11,495,722	—	—	—	—
Written options, at value(2) (Note 8)	—	—	—	10,675	—
Fund shares purchased	1,420,210	50,172	106,007	750,217	223,272
Management fees (Note 3)	1,108,006	49,262	97,456	293,899	116,036
Custodian fees (Note 3)	—	—	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	509,347	3,962	27,490	90,160	42,720
Accrued expenses	1,040	2,705	8,037	52,817	17,567
Total liabilities	14,534,325	106,101	238,990	1,197,768	399,595
NET ASSETS	$1,619,619,944	$79,743,902	$92,063,084	$409,097,982	$187,450,805
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$1,109,276,447	$54,673,976	$58,370,907	$281,304,351	$88,433,645
Total distributable earnings	510,343,497	25,069,926	33,692,177	127,793,631	99,017,160
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,619,619,944	$79,743,902	$92,063,084	$409,097,982	$187,450,805
Net Assets — Investor Class	$1,370,950,554	$26,862,572	$59,056,800	$273,014,385	$109,993,670
Outstanding Shares — Investor Class	50,562,022	1,397,202	3,118,622	19,727,337	3,807,869
NET ASSET VALUE PER SHARE — Investor Class	$27.11	$19.23	$18.94	$13.84	$28.89
Net Assets — Institutional Class	$248,669,390	$52,881,330	$33,006,284	$136,083,597	$77,457,135
Outstanding Shares — Institutional Class	9,152,360	2,750,540	1,739,444	9,838,572	2,678,548
NET ASSET VALUE PER SHARE — Institutional Class	$27.17	$19.23	$18.98	$13.83	$28.92
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	33,112	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$241,989,588	$327,440,397	$53,562,970	$92,925,059	$466,896,212
Investments in securities, at value:	246,452,083	477,412,637	101,201,061	158,168,789	685,524,746
Cash	728,871	24,065	—	—	—
Cash denominated in foreign currency, at value(1)	—	3,601,020	—	—	—
Receivables:
Investments sold	1,042,404	3,596,938	—	—	1,662,151
Fund shares sold	99,267	1,139,028	100,467	127,993	1,000,707
Dividends	9,375	1,300,609	31,272	32,862	269,764
Interest	3,088,719	—	—	—	—
Other assets	25,189	42,743	15,907	11,060	21,306
Total assets	251,445,908	487,117,040	101,348,707	158,340,704	688,478,674
LIABILITIES:
Payables:
Investments purchased	7,287,243	3,601,020	—	—	2,343,887
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	127,736	431,841	101,965	79,071	514,135
Management fees (Note 3)	170,307	335,380	62,284	110,391	465,051
Custodian fees (Note 3)	—	14,257	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	—	57,240	8,378	37,059	317,527
Accrued expenses	2,592	24,022	832	13,057	6,002
Total liabilities	7,587,878	4,463,760	173,459	239,578	3,646,602
NET ASSETS	$243,858,030	$482,653,280	$101,175,248	$158,101,126	$684,832,072
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$238,865,678	$329,736,071	$52,082,991	$81,824,638	$382,473,160
Total distributable earnings	4,992,352	152,917,209	49,092,257	76,276,488	302,358,912
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$243,858,030	$482,653,280	$101,175,248	$158,101,126	$684,832,072
Net Assets — Investor Class	$48,195,923	$251,102,535	$37,173,215	$91,771,226	$529,638,268
Outstanding Shares — Investor Class	4,362,343	14,115,504	910,556	5,356,002	30,608,167
NET ASSET VALUE PER SHARE — Investor Class	$11.05	$17.79	$40.82	$17.13	$17.30
Net Assets — Institutional Class	$195,662,107	$231,550,743	$64,024,883	$66,329,900	$155,193,804
Outstanding Shares — Institutional Class	17,734,026	13,001,981	1,565,201	3,863,832	8,951,576
NET ASSET VALUE PER SHARE — Institutional Class	$11.03	$17.81	$40.91	$17.17	$17.34
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Cash denominated in foreign currencies, at cost	—	(15,225)	—	—	—
(2) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$—	$46,870	$—	$297,276	$—
Dividends from securities	3,214,342	593,422	137,953	6,298,947	697,747
Foreign tax withheld	—	—	—	(12,891)	(1,168)
Total investment income	3,214,342	640,292	137,953	6,583,332	696,579
EXPENSES:
Management fees (Note 3)	6,606,702	285,062	553,639	1,865,757	660,410
Shareholder Service Fees — Investor Class (Note 7)	985,669	20,002	41,463	220,841	78,698
Registration fees	41,339	20,943	22,783	22,686	22,678
Custody fees	—	—	—	—	—
Trustees' fees and related expenses	262	262	262	262	262
Other expenses	14,294	662	701	4,462	1,561
Total expenses	7,648,266	326,931	618,848	2,114,008	763,609
Net investment income (loss)	(4,433,924)	313,361	(480,895)	4,469,324	(67,030)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	153,282,815	396,329	11,579,775	(6,809,623)	11,456,381
Options written (Note 8)	—	—	—	672,440	—
Net unrealized appreciation / depreciation during the period on:
Investments	316,976,703	17,109,238	21,837,870	70,934,798	40,433,841
Options written (Note 8)	—	—	—	64,664	—
Net realized and unrealized gain (loss)	470,259,518	17,505,567	33,417,645	64,862,279	51,890,222
Net decrease in net assets resulting from operations	$465,825,594	$17,818,928	$32,936,750	$69,331,603	$51,823,192

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$5,694,484	$—	$—	$—	$—
Dividends from securities	111,760	3,801,174	351,888	372,525	609,635
Foreign tax withheld	—	(432,690)	(576)	—	—
Total investment income	5,806,244	3,368,484	351,312	372,525	609,635
EXPENSES:
Management fees (Note 3)	918,957	1,857,713	342,768	670,010	2,532,174
Shareholder Service Fees — Investor Class (Note 7)	36,457	170,403	25,838	71,829	346,971
Registration fees	23,042	20,160	22,040	26,588	24,132
Custody fees	—	36,714	—	—	—
Trustees' fees and related expenses	262	170	262	262	262
Other expenses	2,214	3,878	800	1,477	4,574
Total expenses	980,932	2,089,038	391,708	770,166	2,908,113
Net investment income (loss)	4,825,312	1,279,446	(40,396)	(397,641)	(2,298,478)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	392,542	2,630,675	1,405,726	11,051,491	94,907,566
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation / depreciation during the period on:
Investments	25,764,649	110,094,669	26,557,919	31,405,380	156,822,543
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain (loss)	26,157,191	112,725,344	27,963,645	42,456,871	251,730,109
Net decrease in net assets resulting from operations	$30,982,503	$114,004,790	$27,923,249	$42,059,230	$249,431,631

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Emerging Opportunities Fund
	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020
OPERATIONS:
Net investment income (loss)	$(4,433,924)	$(5,147,410)	$313,361	$682,638	$(480,895)	$(898,309)
Net realized gain on investment transactions	153,282,815	239,791,313	396,329	(1,235,429)	11,579,775	4,967,396
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	316,976,703	(372,840,225)	17,109,238	(6,938,944)	21,837,870	(14,748,717)
Net increase (decrease) in net assets resulting from operations	465,825,594	(138,196,322)	17,818,928	(7,491,735)	32,936,750	(10,679,630)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	—	(236,305,302)	(294,097)	(708,148)	—	(4,253,755)
Return of capital	—	—	—	(42,916)	—	—
Total distributions	—	(236,305,302)	(294,097)	(751,064)	—	(4,253,755)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	70,701,426	206,300,631	1,523,525	6,815,282	1,976,584	6,245,478
Institutional Class	23,293,964	322,701,272	5,070,483	52,078,530	834,506	31,935,871
Reinvested dividends and distributions
Investor Class	—	197,048,623	88,033	414,171	—	2,727,174
Institutional Class	—	32,726,500	195,816	312,479	—	1,395,082
Shares Issued	93,995,390	758,777,026	6,877,857	59,620,462	2,811,090	42,303,605
Redemptions
Investor Class	(225,858,419)	(716,838,812)	(4,833,227)	(40,365,885)	(6,981,871)	(42,636,704)
Institutional Class	(52,009,729)	(74,031,084)	(4,533,135)	(4,602,812)	(2,437,836)	(3,031,053)
Shares repurchased	(277,868,148)	(790,869,896)	(9,366,362)	(44,968,697)	(9,419,707)	(45,667,757)
Net increase (decrease) from capital share transactions	(183,872,758)	(32,092,870)	(2,488,505)	14,651,765	(6,608,617)	(3,364,152)
Total increase (decrease) in net assets	281,952,836	(406,594,494)	15,036,326	6,408,966	26,328,133	(18,297,537)
NET ASSETS:
Beginning of period	1,337,667,108	1,744,261,602	64,707,576	58,298,610	65,734,951	84,032,488
End of period	$1,619,619,944	$1,337,667,108	$79,743,902	$64,707,576	$92,063,084	$65,734,951
Fund share transactions:
Shares issued
Investor Class	2,898,003	8,114,121	82,301	383,278	118,481	395,510
Institutional Class	962,198	12,059,154	282,734	2,957,318	46,977	1,950,037
	3,860,201	20,173,275	365,035	3,340,596	165,458	2,345,547
Reinvested dividends and distributions
Investor Class	—	8,210,360	4,713	24,235	—	164,090
Institutional Class	—	1,362,469	10,467	18,699	—	83,839
	—	9,572,829	15,180	42,934	—	247,929
Shares Issued	3,860,201	29,746,104	380,215	3,383,530	165,458	2,593,476
Shares repurchased
Investor Class	(9,279,457)	(28,341,179)	(267,377)	(2,332,103)	(411,318)	(2,639,316)
Institutional Class	(2,128,023)	(3,103,438)	(250,618)	(268,060)	(153,766)	(187,644)
Total Shares Repurchased	(11,407,480)	(31,444,617)	(517,995)	(2,600,163)	(565,084)	(2,826,960)
Net increase (decrease) in fund shares	(7,547,279)	(1,698,513)	(137,780)	783,367	(399,626)	(233,484)

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020
OPERATIONS:
Net investment income (loss)	$4,469,324	$12,513,985	$(67,030)	$276,759
Net realized gain on investment transactions	(6,137,183)	9,291,793	11,456,381	17,594,269
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	70,999,462	(124,907,483)	40,433,841	(22,605,705)
Net increase (decrease) in net assets resulting from operations	69,331,603	(103,101,705)	51,823,192	(4,734,677)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(4,529,518)	(16,305,324)	—	(22,442,337)
Return of capital	—	—	—	—
Total distributions	(4,529,518)	(16,305,324)	—	(22,442,337)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,737,576	8,349,603	3,695,340	6,138,725
Institutional Class	1,958,646	192,711,625	5,625,487	72,785,092
Reinvested dividends and distributions
Investor Class	2,906,325	11,940,056	—	13,954,602
Institutional Class	1,395,374	3,679,342	—	8,131,987
Shares Issued	8,997,921	216,680,626	9,320,827	101,010,406
Redemptions
Investor Class	(49,517,032)	(291,492,747)	(12,761,889)	(94,869,871)
Institutional Class	(22,443,386)	(23,871,195)	(7,290,052)	(7,174,880)
Shares repurchased	(71,960,418)	(315,363,942)	(20,051,941)	(102,044,751)
Net increase (decrease) from capital share transactions	(62,962,497)	(98,683,316)	(10,731,114)	(1,034,345)
Total increase (decrease) in net assets	1,839,588	(218,090,345)	41,092,078	(28,211,359)
NET ASSETS:
Beginning of period	407,258,394	625,348,739	146,358,727	174,570,086
End of period	$409,097,982	$407,258,394	$187,450,805	$146,358,727
Fund share transactions:
Shares issued
Investor Class	201,146	559,738	139,560	239,496
Institutional Class	140,201	12,609,730	208,530	2,703,466
	341,347	13,169,468	348,090	2,942,962
Reinvested dividends and distributions
Investor Class	209,217	793,912	—	560,201
Institutional Class	100,535	245,232	—	326,455
	309,752	1,039,144	—	886,656
Shares Issued	651,099	14,208,612	348,090	3,829,618
Shares repurchased
Investor Class	(3,599,674)	(19,385,727)	(486,002)	(3,600,122)
Institutional Class	(1,624,526)	(1,632,600)	(279,982)	(279,922)
Total Shares Repurchased	(5,224,200)	(21,018,327)	(765,984)	(3,880,044)
Net increase (decrease) in fund shares	(4,573,101)	(6,809,715)	(417,894)	(50,426)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020
OPERATIONS:
Net investment income (loss)	$4,825,312	$8,734,875	$1,279,446	$2,552,346	$(40,396)	$226,506
Net realized gain on investment transactions	392,542	545,930	2,630,675	46,628	1,405,726	116,976
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	25,764,649	(24,152,200)	110,094,669	(34,252,460)	26,557,919	(3,183,801)
Net increase (decrease) in net assets resulting from operations	30,982,503	(14,871,395)	114,004,790	(31,653,486)	27,923,249	(2,840,319)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(4,799,949)	(8,705,714)	—	(2,604,701)	—	(1,260,297)
Return of capital	—	—	—	—	—	—
Total distributions	(4,799,949)	(8,705,714)	—	(2,604,701)	—	(1,260,297)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	3,134,002	16,651,157	43,638,761	89,387,217	2,024,830	5,577,768
Institutional Class	38,581,266	181,490,562	28,923,907	261,186,092	5,419,873	54,591,180
Reinvested dividends and distributions
Investor Class	1,003,451	3,844,464	—	1,202,548	—	472,165
Institutional Class	3,316,301	4,078,662	—	1,214,800	—	739,158
Shares Issued	46,035,020	206,064,845	72,562,668	352,990,657	7,444,703	61,380,271
Redemptions
Investor Class	(8,129,527)	(162,179,247)	(35,436,252)	(244,307,743)	(3,364,819)	(48,314,639)
Institutional Class	(8,000,913)	(23,988,189)	(28,571,406)	(55,210,922)	(3,943,868)	(4,851,305)
Shares repurchased	(16,130,440)	(186,167,436)	(64,007,658)	(299,518,665)	(7,308,687)	(53,165,944)
Net increase (decrease) from capital share transactions	29,904,580	19,897,409	8,555,010	53,471,992	136,016	8,214,327
Total increase (decrease) in net assets	56,087,134	(3,679,700)	122,559,800	19,213,805	28,059,265	4,113,711
NET ASSETS:
Beginning of period	187,770,896	191,450,596	360,093,480	340,879,675	73,115,983	69,002,272
End of period	$243,858,030	$187,770,896	$482,653,280	$360,093,480	$101,175,248	$73,115,983
Fund share transactions:
Shares issued
Investor Class	298,485	1,516,951	2,765,817	6,008,278	55,761	172,360
Institutional Class	3,581,643	16,458,266	1,756,931	16,486,606	141,464	1,655,235
	3,880,128	17,975,217	4,522,748	22,494,884	197,225	1,827,595
Reinvested dividends and distributions
Investor Class	94,777	350,903	—	71,966	—	13,678
Institutional Class	312,635	372,852	—	72,699	—	21,394
	407,412	723,755	—	144,665	—	35,072
Shares Issued	4,287,540	18,698,972	4,522,748	22,639,549	197,225	1,862,667
Shares repurchased
Investor Class	(767,728)	(14,764,965)	(2,221,082)	(15,607,068)	(89,988)	(1,466,945)
Institutional Class	(756,605)	(2,234,765)	(1,765,353)	(3,548,902)	(106,538)	(146,127)
Total Shares Repurchased	(1,524,333)	(16,999,730)	(3,986,435)	(19,155,970)	(196,526)	(1,613,072)
Net increase (decrease) in fund shares	2,763,207	1,699,241	536,313	3,483,579	699	249,595

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (UNAUDITED)	Year Ended March 31, 2020
OPERATIONS:
Net investment income (loss)	$(397,641)	$(634,332)	$(2,298,478)	$(3,460,299)
Net realized gain on investment transactions	11,051,491	11,862,668	94,907,566	22,298,931
Net unrealized appreciation / depreciation during the year on investments and translation of assets and liabilities in foreign currencies	31,405,380	(15,719,274)	156,822,543	(51,267,065)
Net increase (decrease) in net assets resulting from operations	42,059,230	(4,490,938)	249,431,631	(32,428,433)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	—	(13,465,597)	—	(46,863,860)
Return of capital	—	—	—	—
Total distributions	—	(13,465,597)	—	(46,863,860)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	1,845,648	46,767,088	30,525,254	26,007,306
Institutional Class	4,490,521	63,911,053	17,434,707	120,044,991
Reinvested dividends and distributions
Investor Class	—	8,843,404	—	37,817,344
Institutional Class	—	4,461,718	—	8,235,789
Shares Issued	6,336,169	123,983,263	47,959,961	192,105,430
Redemptions
Investor Class	(22,079,859)	(97,399,541)	(33,010,451)	(181,346,811)
Institutional Class	(5,567,865)	(6,535,831)	(12,448,723)	(8,976,585)
Shares repurchased	(27,647,724)	(103,935,372)	(45,459,174)	(190,323,396)
Net increase (decrease) from capital share transactions	(21,311,555)	20,047,891	2,500,787	1,782,034
Total increase (decrease) in net assets	20,747,675	2,091,356	251,932,418	(77,510,259)
NET ASSETS:
Beginning of period	137,353,451	135,262,095	432,899,654	510,409,913
End of period	$158,101,126	$137,353,451	$684,832,072	$432,899,654
Fund share transactions:
Shares issued
Investor Class	121,647	3,071,189	1,917,693	1,964,337
Institutional Class	275,722	4,082,600	1,117,065	8,772,669
	397,369	7,153,789	3,034,758	10,737,006
Reinvested dividends and distributions
Investor Class	—	581,420	—	2,782,733
Institutional Class	—	293,149	—	605,573
	—	874,569	—	3,388,306
Shares Issued	397,369	8,028,358	3,034,758	14,125,312
Shares repurchased
Investor Class	(1,375,007)	(6,358,182)	(2,181,369)	(13,476,585)
Institutional Class	(350,502)	(437,136)	(845,679)	(698,052)
Total Shares Repurchased	(1,725,509)	(6,795,318)	(3,027,048)	(14,174,637)
Net increase (decrease) in fund shares	(1,328,140)	1,233,040	7,710	(49,325)

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.88	$25.29	$24.52	$21.86	$19.30	$21.50
Income from investment operations:
Net investment loss	0.01	(0.06)	(0.06)	(0.04)	(0.02)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	7.22	(1.76)	2.31	3.82	3.10	(0.69)
Total from investment operations	7.23	(1.82)	2.25	3.78	3.08	(0.72)
Less distributions:
Distributions from capital gains	—	(3.59)	(1.48)	(1.12)	(0.52)	(1.48)
Total distributions	—	(3.59)	(1.48)	(1.12)	(0.52)	(1.48)
Paid-in capital from redemption fees(1)	—	—	—	—	— (2)	— (2)
Net asset value, end of period	$27.11	$19.88	$25.29	$24.52	$21.86	$19.30
Total return*	36.37%	(9.64%)	10.34%	17.35%	16.07%	(3.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,370,951	$1,132,237	$1,744,262	$1,896,950	$1,254,238	$1,010,583
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.59%)	(0.30%)	(0.21%)	(0.20%)	(0.11%)	(0.18%)
Portfolio turnover rate*	59%	123%	77%	42%	51%	59%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$19.91	$27.10
Income from investment operations:
Net investment loss	0.03	(0.04)
Net gains (losses) on securities (both realized and unrealized)	7.23	(3.56)
Total from investment operations	7.26	(3.60)
Less distributions:
Distributions from capital gains	—	(3.59)
Total distributions	—	(3.59)
Net asset value, end of period	$27.17	$19.91
Total return**	36.46%	(15.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,669	$205,430
Ratio of expenses to average net assets***	0.86%	0.86%
Ratio of net investment income (loss) to average net assets***	(0.30%)	(0.25%)
Portfolio turnover rate**	59%	123%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.10	$16.65	$16.28	$15.32	$13.20	$13.76
Income from investment operations:
Net investment gain	0.02	0.44	0.25	0.19	0.18	0.16
Net gains (losses) on securities (both realized and unrealized)	4.17	(1.81)	0.91	1.11	2.22	(0.30)
Total from investment operations	4.19	(1.37)	1.16	1.30	2.40	(0.14)
Less distributions:
Distributions from investment Income	(0.06)	(0.17)	(0.25)	(0.19)	(0.18)	(0.17)
Distributions from capital gains	—	—	(0.54)	(0.15)	(0.10)	(0.26)
Distributions from return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.06)	(0.18)	(0.79)	(0.34)	(0.28)	(0.43)
Paid-in capital from redemption fees(1)	—	—	—	—	— (2)	0.01
Net asset value, end of period	$19.23	$15.10	$16.65	$16.28	$15.32	$13.20
Total return*	27.77%	(8.32%)	7.48%	8.51%	18.35%	(0.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,863	$23,821	$58,299	$59,364	$59,795	$38,222
Ratio of expenses to average net assets**	0.96%	0.95%	0.94%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets**	0.73%	0.84%	1.45%	1.16%	1.34%	1.21%
Portfolio turnover rate*	7%	31%	20%	21%	26%	65%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$15.10	$17.37
Income from investment operations:
Net investment income	0.06	0.28
Net gains (losses) on securities (both realized and unrealized)	4.15	(2.41)
Total from investment operations	4.21	(2.13)
Less distributions:
Distributions from investment Income	(0.08)	(0.13)
Distributions from capital gains	—	—
Distributions from return of capital	—	(0.01)
Total distributions	(0.08)	(0.14)
Net asset value, end of period	$19.23	$15.10
Total return**	27.86%	(12.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,881	$40,887
Ratio of expenses to average net assets***	0.81%	0.80%
Ratio of net investment income (loss) to average net assets***	0.88%	1.23%
Portfolio turnover rate**	7%	31%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.50	$15.30	$16.03	$15.78	$13.89	$17.85
Income from investment operations:
Net investment loss	0.04	(0.15)	(0.15)	(0.18)	(0.13)	(0.28)
Net gains (losses) on securities (both realized and unrealized)	6.40	(1.85)	1.32	3.55	3.25	(2.45)
Total from investment operations	6.44	(2.00)	1.17	3.37	3.12	(2.73)
Less distributions:
Distributions from capital gains	—	(0.80)	(1.90)	(3.12)	(1.23)	(1.23)
Paid-in capital from redemption fees(1)	—	—	—	—	— (2)	— (2)
Net asset value, end of period	$18.94	$12.50	$15.30	$16.03	$15.78	$13.89
Total return*	51.52%	(14.38%)	9.39%	21.84%	22.99%	(15.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,057	$42,633	$84,032	$87,969	$85,336	$114,270
Ratio of expenses to average net assets**	1.51%	1.49%	1.48%	1.48%	1.48%	1.47%
Ratio of net investment income (loss) to average net assets**	(1.18%)	(1.00%)	(0.94%)	(1.10%)	(0.62%)	(1.19%)
Portfolio turnover rate*	22%	22%	40%	48%	95%	70%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$12.51	$16.44
Income from investment operations:
Net investment loss	0.07	(0.14)
Net gains (losses) on securities (both realized and unrealized)	6.40	(2.99)
Total from investment operations	6.47	(3.13)
Less distributions:
Distributions from investment Income	—	—
Distributions from capital gains	—	(0.80)
Total distributions	—	(0.80)
Net asset value, end of period	$18.98	$12.51
Total return**	51.72%	(20.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,006	$23,102
Ratio of expenses to average net assets***	1.36%	1.35%
Ratio of net investment income (loss) to average net assets***	(1.03%)	(1.19%)
Portfolio turnover rate**	22%	22%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.93	$15.27	$15.00	$14.74	$13.70	$14.53
Income from investment operations:
Net investment income	0.12	0.72	0.39	0.34	0.35	0.38
Net gains (losses) on securities (both realized and unrealized)	1.93	(3.63)	0.71	0.77	1.14	(0.70)
Total from investment operations	2.05	(2.91)	1.10	1.11	1.49	(0.32)
Less distributions:
Distributions from investment Income	(0.14)	(0.32)	(0.39)	(0.36)	(0.38)	(0.41)
Distributions from capital gains	—	(0.11)	(0.44)	(0.49)	(0.07)	(0.10)
Total distributions	(0.14)	(0.43)	(0.83)	(0.85)	(0.45)	(0.51)
Paid-in capital from redemption fees(1)		—	—	—	— (2)	— (2)
Net asset value, end of period	$13.84	$11.93	$15.27	$15.00	$14.74	$13.70
Total return*	17.18%	(19.63%)	7.73%	7.57%	11.02%	(2.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273,014	$273,416	$625,349	$698,084	$797,453	$899,246
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	1.99%	1.99%	2.57%	2.27%	2.45%	2.72%
Portfolio turnover rate*	1%	5%	6%	2%	1%	5%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$11.93	$15.31
Income from investment operations:
Net investment income	0.15	0.57
Net gains (losses) on securities (both realized and unrealized)	1.90	(3.60)
Total from investment operations	2.05	(3.03)
Less distributions:
Distributions from investment Income	(0.15)	(0.25)
Distributions from capital gains	—	(0.10)
Total distributions	(0.15)	(0.35)
Net asset value, end of period	$13.83	$11.93
Total return**	17.21%	(20.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,084	$133,843
Ratio of expenses to average net assets***	0.86%	0.86%
Ratio of net investment income (loss) to average net assets***	2.14%	2.79%
Portfolio turnover rate**	1%	5%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.20	$25.10	$29.83	$30.83	$28.86	$34.60
Income from investment operations:
Net investment loss	(0.01)	0.08	0.05	0.39	0.23	0.18
Net gains (losses) on securities (both realized and unrealized)	7.70	(0.55)	2.76	4.58	3.36	(0.61)
Total from investment operations	7.69	(0.47)	2.81	4.97	3.59	(0.43)
Less distributions:
Distributions from investment Income	—	(0.08)	(0.01)	(0.45)	(0.22)	(0.19)
Distributions from capital gains	—	(3.35)	(7.53)	(5.52)	(1.40)	(5.12)
Total distributions	—	(3.43)	(7.54)	(5.97)	(1.62)	(5.31)
Paid-in capital from redemption fees(1)		—	—	—	— (2)	— (2)
Net asset value, end of period	$28.89	$21.20	$25.10	$29.83	$30.83	$28.86
Total return*	36.27%	(3.90%)	13.17%	16.42%	12.88%	(0.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,994	$88,051	$174,570	$204,251	$326,944	$395,511
Ratio of expenses to average net assets**	0.93%	0.92%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets**	(0.14%)	0.11%	0.17%	0.90%	0.70%	0.52%
Portfolio turnover rate*	15%	33%	16%	32%	18%	42%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$21.20	$27.10
Income from investment operations:
Net investment loss	0.01	0.15
Net gains (losses) on securities (both realized and unrealized)	7.71	(2.59)
Total from investment operations	7.72	(2.44)
Less distributions:
Distributions from investment Income	—	(0.10)
Distributions from capital gains	—	(3.36)
Total distributions	—	(3.46)
Net asset value, end of period	$28.92	$21.20
Total return**	36.42%	(10.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,457	$58,307
Ratio of expenses to average net assets***	0.78%	0.78%
Ratio of net investment income (loss) to average net assets***	0.01%	0.28%
Portfolio turnover rate**	15%	33%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.72	$10.86	$11.04	$11.21	$11.04	$11.71
Income from investment operations:
Net investment income	0.22	1.17	0.51	0.50	0.48	0.44
Net gains (losses) on securities (both realized and unrealized)	1.34	(1.85)	(0.15)	(0.15)	0.42	(0.48)
Total from investment operations	1.56	(0.68)	0.36	0.35	0.90	(0.04)
Less distributions:
Distributions from investment Income	(0.23)	(0.46)	(0.51)	(0.47)	(0.47)	(0.46)
Distributions from capital gains	—	—	(0.03)	(0.05)	(0.26)	(0.17)
Total distributions	(0.23)	(0.46)	(0.54)	(0.52)	(0.73)	(0.63)
Paid-in capital from redemption fees(1)	—	—	—	—	— (2)	— (2)
Net asset value, end of period	$11.05	$9.72	$10.86	$11.04	$11.21	$11.04
Total return*	16.13%	(6.67%)	3.46%	3.20%	8.37%	(0.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,196	$46,036	$191,451	$231,295	$236,006	$282,385
Ratio of expenses to average net assets**	1.01%	1.02%	1.02%	1.02%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets**	4.35%	3.60%	4.68%	4.06%	4.27%	3.79%
Portfolio turnover rate*	25%	36%	22%	41%	40%	44%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$9.71	$11.01
Income from investment operations:
Net investment loss	0.24	0.71
Net gains (losses) on securities (both realized and unrealized)	1.32	(1.66)
Total from investment operations	1.56	(0.95)
Less distributions:
Distributions from investment Income	(0.24)	(0.35)
Distributions from capital gains	—	—
Total distributions	(0.24)	(0.35)
Net asset value, end of period	$11.03	$9.71
Total return**	16.19%	(8.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195,662	$141,735
Ratio of expenses to average net assets***	0.86%	0.88%
Ratio of net investment income (loss) to average net assets***	4.50%	4.90%
Portfolio turnover rate**	25%	36%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.54	$14.76	$15.10	$12.80	$11.40	$11.93
Income from investment operations:
Net investment income	0.04	0.19	0.09	0.06	0.13	0.06
Net gains (losses) on securities (both realized and unrealized)	4.21	(1.31)	(0.11)	2.29	1.39	(0.54)
Total from investment operations	4.25	(1.12)	(0.02)	2.35	1.52	(0.48)
Less distributions:
Distributions from investment Income	—	(0.10)	(0.08)	(0.04)	(0.12)	(0.05)
Distributions from capital gains	—	—	(0.24)	(0.01)	—	—
Total distributions	—	(0.10)	(0.32)	(0.05)	(0.12)	(0.05)
Paid-in capital from redemption fees(1)	—	—	—	—	— (2)	— (2)
Net asset value, end of period	$17.79	$13.54	$14.76	$15.10	$12.80	$11.40
Total return*	31.29%	(7.67%)	0.11%	18.40%	13.46%	(4.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$251,103	$183,809	$340,880	$277,865	$203,276	$234,446
Ratio of expenses to average net assets**	1.03%	1.03%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets**	0.51%	0.55%	0.64%	0.42%	1.02%	0.52%
Portfolio turnover rate*	10%	13%	16%	13%	4%	7%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$13.55	$15.85
Income from investment operations:
Net investment loss	0.05	0.20
Net gains (losses) on securities (both realized and unrealized)	4.21	(2.39)
Total from investment operations	4.26	(2.19)
Less distributions:
Distributions from investment Income	—	(0.11)
Distributions from capital gains	—	—
Total distributions	—	(0.11)
Net asset value, end of period	$17.81	$13.55
Total return**	31.44%	(13.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,551	$176,285
Ratio of expenses to average net assets***	0.88%	0.88%
Ratio of net investment income (loss) to average net assets***	0.66%	0.86%
Portfolio turnover rate**	10%	13%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$29.53	$31.01	$29.08	$26.53	$23.09	$25.09
Income from investment operations:
Net investment loss	(0.03)	0.09	0.09	0.09	0.08	0.09
Net gains (losses) on securities (both realized and unrealized)	11.32	(1.07)	3.46	4.01	4.18	(0.47)
Total from investment operations	11.29	(0.98)	3.55	4.10	4.26	(0.38)
Less distributions:
Distributions from investment Income	—	(0.07)	(0.11)	(0.04)	(0.13)	(0.04)
Distributions from capital gains	—	(0.43)	(1.51)	(1.51)	(0.69)	(1.58)
Total distributions	—	(0.50)	(1.62)	(1.55)	(0.82)	(1.62)
Paid-in capital from redemption fees(1)		—	—	—	— (2)	— (2)
Net asset value, end of period	$40.82	$29.53	$31.01	$29.08	$26.53	$23.09
Total return*	38.23%	(3.40%)	12.96%	15.41%	18.67%	(1.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,173	$27,872	$69,002	$69,024	$57,881	$47,794
Ratio of expenses to average net assets**	0.95%	0.94%	0.93%	0.93%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets**	(0.18%)	0.21%	0.27%	0.33%	0.34%	0.41%
Portfolio turnover rate*	6%	6%	10%	40%	41%	62%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$29.56	$32.79
Income from investment operations:
Net investment loss	(0.01)	0.16
Net gains (losses) on securities (both realized and unrealized)	11.36	(2.89)
Total from investment operations	11.35	(2.73)
Less distributions:
Distributions from investment Income	—	(0.07)
Distributions from capital gains	—	(0.43)
Total distributions	—	(0.50)
Net asset value, end of period	$40.91	$29.56
Total return**	38.40%	(8.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,025	$45,244
Ratio of expenses to average net assets***	0.80%	0.80%
Ratio of net investment income (loss) to average net assets***	(0.03%)	0.40%
Portfolio turnover rate**	6%	6%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.02	$14.52	$13.99	$15.68	$15.04	$18.68
Income from investment operations:
Net investment loss	0.01	(0.05)	(0.04)	(0.03)	(0.01)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	4.10	(0.19)	1.11	1.77	1.85	(1.62)
Total from investment operations	4.11	(0.24)	1.07	1.74	1.84	(1.64)
Less distributions:
Distributions from investment Income	—	—	—	—	—	— (1)
Distributions from capital gains	—	(1.26)	(0.54)	(3.43)	(1.20)	(2.00)
Total distributions	—	(1.26)	(0.54)	(3.43)	(1.20)	(2.00)
Paid-in capital from redemption fees(2)	—	—	—	—	— (1)	— (1)
Net asset value, end of period	$17.13	$13.02	$14.52	$13.99	$15.68	$15.04
Total return*	31.57%	(2.89%)	8.40%	11.69%	12.94%	(8.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,771	$86,030	$135,262	$155,587	$395,413	$458,635
Ratio of expenses to average net assets**	1.04%	1.02%	1.02%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.56%)	(0.39%)	(0.27%)	(0.13%)	(0.09%)	(0.10%)
Portfolio turnover rate*	22%	52%	36%	51%	51%	46%

*  Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$13.03	$15.63
Income from investment operations:
Net investment loss	0.03	(0.04)
Net gains (losses) on securities (both realized and unrealized)	4.11	(1.30)
Total from investment operations	4.14	(1.34)
Less distributions:
Distributions from capital gains	—	(1.26)
Net asset value, end of period	$17.17	$13.03
Total return**	31.77%	(9.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,330	$51,324
Ratio of expenses to average net assets***	0.89%	0.89%
Ratio of net investment income (loss) to average net assets***	(0.41%)	(0.38%)
Portfolio turnover rate**	22%	52%

*  Inception date

**  Not annualized.

***  Annualized.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2020	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.94	$12.89	$15.00	$16.61	$16.64	$32.83
Income from investment operations:
Net investment loss	0.01	(0.08)	(0.08)	(0.09)	(0.13)	(0.20)
Net gains (losses) on securities (both realized and unrealized)	6.35	(0.62)	1.25	2.92	3.19	(3.60)
Total from investment operations	6.36	(0.70)	1.17	2.83	3.06	(3.80)
Less distributions:
Distributions from capital gains	—	(1.25)	(3.28)	(4.44)	(3.09)	(12.39)
Paid-in capital from redemption fees(1)		—	—	—	— (2)	— (2)
Net asset value, end of period	$17.30	$10.94	$12.89	$15.00	$16.61	$16.64
Total return*	58.14%	(7.33%)	12.19%	17.65%	24.51%	(13.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$529,638	$337,804	$510,410	$535,820	$563,002	$961,411
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.81%)	(0.65%)	(0.55%)	(0.64%)	(0.52%)	(0.61%)
Portfolio turnover rate*	34%	67%	57%	49%	45%	41%

* Not annualized for periods less than one year.

**  Annualized for periods less than one year.

(1)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the Six Months Ended September 30, 2020 (UNAUDITED)	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$10.96	$13.78
Income from investment operations:
Net investment loss	0.03	(0.06)
Net gains (losses) on securities (both realized and unrealized)	6.35	(1.51)
Total from investment operations	6.38	(1.57)
Less distributions:
Distributions from capital gains	—	(1.25)
Net asset value, end of period	$17.34	$10.96
Total return**	58.36%	(13.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,194	$95,095
Ratio of expenses to average net assets***	0.86%	0.86%
Ratio of net investment income (loss) to average net assets***	(0.66%)	(0.73%)
Portfolio turnover rate**	34%	67%

*  Inception date

**  Not annualized.

***Annualized.

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

Each of the Funds offers two classes of shares, Investor Class and Institutional Class. Each class of share represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. The shareholder servicing fees for the Investor Class represent the class specific expenses. See Note 7 for more information regarding shareholder servicing fees for the Investor Class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2020, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of September 30, 2020, the Buffalo International Fund held 58 securities where a foreign fair value factor was applied, with a market value of $304,430,701 or 63.07% of total net assets.

Debt securities, including treasury bills, commercial paper, corporate and convertible bonds, bank loans, etc., with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the valuation date, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' valuation policies.

ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management, Inc. ("Advisor" or "KCM"), the Funds' investment advisor, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2020. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,503,243,960	$—	$—	$1,503,243,960
REITS	54,647,995	—	—	54,647,995
Short Term Investment	73,829,389	—	—	73,829,389
Total*	$1,631,721,344	$—	$—	$1,631,721,344

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,994,155	$—	$—	$62,994,155
REITS	3,937,176	—	—	3,937,176
Preferred Stocks	364,200	—	—	364,200
Convertible Bonds	—	9,448,440	—	9,448,440
Short Term Investment	3,000,833	—	—	3,000,833
Total*	$70,296,364	$9,448,440	$—	$79,744,804

BUFFALO EMERGING OPPORTUNITIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$81,525,810	$—	$—	$81,525,810
REITS	2,342,676	—	—	2,342,676
Short Term Investments	8,116,664	—	—	8,116,664
Total*	$91,985,150	$—	$—	$91,985,150

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$379,559,678	$—	$—	$379,559,678
REITS	12,518,628	—	—	12,518,628
Convertible Bonds	—	12,736,343	—	12,736,343
Corporate Bonds	—	1,906,304	—	1,906,304
Short Term Investment	2,880,589	—	—	2,880,589
Total*	$394,958,895	$14,642,647	$—	$409,601,542
Written Options	$10,675	$—	$—	$10,675

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$178,435,466	$—	$—	$178,435,466
REITS	6,010,125	—	—	6,010,125
Short Term Investment	3,230,112	—	—	3,230,112
Total*	$187,675,703	$—	$—	$187,675,703

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,004,226	$—	$—	$1,004,226
Preferred Stocks	3,628,000	—	—	3,628,000
Convertible Bonds	—	42,901,743	—	42,901,743
Corporate Bonds	—	144,942,306	—	144,942,306
Bank Loans	—	39,735,424	—	39,735,424
Short Term Investment	14,240,384	—	—	14,240,384
Total*	$18,872,610	$227,579,473	$—	$246,452,083

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$130,747,173	$304,430,701	$—	$435,177,874
Short Term Investment	42,234,763	—	—	42,234,763
Total*	$172,981,936	$304,430,701	$—	$477,412,637

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$94,234,728	$—	$—	$94,234,728
REITS	2,592,803	—	—	2,592,803
Short Term Investment	4,373,530	—	—	4,373,530
Total*	$101,201,061	$—	$—	$101,201,061

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$152,485,935	$—	$—	$152,485,935
REITS	3,218,390	—	—	3,218,390
Short Term Investment	2,464,464	—	—	2,464,464
Total*	$158,168,789	$—	$—	$158,168,789

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$650,956,791	$—	$—	$650,956,791
REITS	18,483,053	—		18,483,053
Short Term Investment	16,084,902	—	—	16,084,902
Total*	$685,524,746	$—	$—	$685,524,746

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. The basis for recognizing and valuing transfers is as of the beginning of the year in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2020, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2017 through March 31, 2020. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of September 30, 2020.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 7 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS — In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"). The main objective of ASU 2020-04 is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Inter-bank Offered Rate ("LIBOR") quotes by the UK Financial Conduct Authority. ASU 2020-04 allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the adoption of ASU 2020-04 to the Funds' financial statements and various filings.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations. The Funds adopted the removed and modified disclosures in the Funds' financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2020 and the year ended March 31, 2020 were as follows:

	Six Months Ended September 30, 2020		Year Ended March 31, 2020
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains*
Buffalo Discovery Fund	$—	$—	$44,023,909	$—	$—
Buffalo Dividend Focus Fund	294,097	—	708,148	42,916	—
Buffalo Emerging Opportunities Fund	—	—	—	—	4,253,755
Buffalo Flexible Income Fund	4,529,518	—	13,493,126	—	2,812,198
Buffalo Growth Fund	—	—	1,002,914	—	21,439,423
Buffalo High Yield Fund	4,799,949	—	8,705,714	—	—
Buffalo International Fund	—	—	2,604,701	—	—
Buffalo Large Cap Fund	—	—	657,920	—	602,377
Buffalo Mid Cap Fund	—	—	—	—	13,465,597
Buffalo Small Cap Fund	—	—	—	—	46,863,860

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2020.

For tax purposes, distributions from short-term capital gain distributions are included in ordinary income distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2020, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Buffalo Discovery Fund	$(29,628,441)	$29,628,441
Buffalo Dividend Focus Fund	—	—
Buffalo Emerging Opportunities Fund	832,932	(832,932)
Buffalo Flexible Income Fund	(1,530,114)	1,530,114
Buffalo Growth Fund	(2,498,540)	2,498,540
Buffalo High Yield Fund	(23,643)	23,643
Buffalo International Fund	—	—
Buffalo Large Cap Fund	(167,234)	167,234
Buffalo Mid Cap Fund	(1,130,214)	1,130,214
Buffalo Small Cap Fund	(2,968,770)	2,968,770

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2020, the components of distributable earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$1,272,846,659	$55,731,230	$66,150,429	$349,109,770	$97,688,804
Unrealized Appreciation	183,618,498	15,129,360	14,447,040	148,500,597	58,005,638
Unrealized Depreciation	(133,357,665)	(5,955,961)	(14,180,964)	(90,849,345)	(9,312,581)
Net unrealized appreciation	50,260,833	9,173,399	266,076	57,651,252	48,693,057
Undistributed Ordinary Income	—	—	—	921,499	—
Undistributed Long Term Capital Gain	13,952,573	—	711,300	4,920,429	1,606,859
Distributable earnings	13,952,573	—	711,300	5,841,928	1,606,859
Other accumulated gain/(loss)	(19,695,503)	(1,628,304)	(221,948)	(501,634)	(3,105,947)
Total distributable earnings	44,517,903	7,545,095	755,428	62,991,546	47,193,969
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$207,025,369	$319,522,275	$51,913,749	$104,035,962	$369,136,916
Unrealized Appreciation	2,007,204	74,222,506	26,510,265	39,795,833	108,251,047
Unrealized Depreciation	(23,397,755)	(34,399,493)	(5,458,879)	(5,957,483)	(47,934,039)
Net unrealized appreciation/ depreciation	(21,390,551)	39,823,013	21,051,386	33,838,350	60,317,008
Undistributed Ordinary Income	382,214	43,181	226,492	—	—
Undistributed Long Term Capital Gain	—	—	—	551,872	—
Distributable earnings	382,214	43,181	226,492	551,872	—
Other accumulated gain/(loss)	(181,865)	(953,775)	(108,870)	(172,964)	(7,389,727)
Total distributable earnings	(21,190,202)	38,912,419	21,169,008	34,217,258	52,927,281

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year losses and/or straddle loss deferrals.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2020, the Buffalo Funds had the following capital loss carryovers available to offset future taxable gains:

	Short Term Capital Loss Carryover	Long Term Capital Loss Carryover	Total Capital Loss Carryover	Expires
Buffalo Discovery Fund	—	—	—	—
Buffalo Dividend Focus Fund	912,402	715,902	1,628,304	unlimited
Buffalo Emerging Opportunities Fund	—	—	—	—
Buffalo Flexible Income Fund	—	—	—	—
Buffalo Growth Fund	—	—	—	—
Buffalo High Yield Fund	181,865	—	181,865	unlimited
Buffalo International Fund	953,775	—	953,775	unlimited
Buffalo Large Cap Fund	—	—	—	—
Buffalo Mid Cap Fund	—	—	—	—
Buffalo Small Cap Fund	—	—	—	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2020. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2020.

At March 31, 2020, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Discovery Fund	—	19,695,503
Buffalo Dividend Focus Fund	—	—
Buffalo Emerging Opportunities Fund	221,948	—
Buffalo Flexible Income Fund	—	—
Buffalo Growth Fund	—	3,105,947
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	—	108,870
Buffalo Mid Cap Fund	172,964	—
Buffalo Small Cap Fund	974,554	6,415,173

For the year ended March 31, 2020, the Buffalo International Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Buffalo International Fund	6,656,837	849,512
	6,656,837	849,512

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to KCM at the rate of 0.85% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.30%, 0.75%, 0.75% and 0.75%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%) of such Funds' average daily net assets. GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of 0.85% of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM. With respect to each Fund's Investor Class, the management fees do not include the shareholder servicing fees.

The Buffalo International Fund incurred $36,714 in custody fees during the period ended September 30, 2020, and owed $14,257 for custody fees as of September 30, 2020.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended September 30, 2020 was $144,000. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended September 30, 2020, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$903,328,945	$5,549,820	$17,314,062	$2,616,139	$25,980,996
Proceeds from Sales	$1,072,453,304	$9,181,041	$22,998,380	$62,396,849	$36,067,024
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$77,105,161	$40,495,587	$5,551,311	$35,081,554	$206,948,916
Proceeds from Sales	$52,913,344	$42,143,109	$5,509,951	$49,829,329	$214,870,268

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2020.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the period ended September 30, 2020.

7. SHAREHOLDER SERVICING PLAN:

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan, to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. No shareholder servicing fees are charged to the Institutional Class. For the period ended September 30, 2020, Investor Class shareholder servicing fees were as follows:

Fund:	Investor Class Shareholder Servicing Fee
Buffalo Discovery Fund	$985,669
Buffalo Dividend Focus Fund	20,002
Buffalo Emerging Opportunities Fund	41,463
Buffalo Flexible Income Fund	220,841
Buffalo Growth Fund	78,698
Buffalo High Yield Fund	36,457
Buffalo International Fund	170,403
Buffalo Large Cap Fund	25,838
Buffalo Mid Cap Fund	71,829
Buffalo Small Cap Fund	346,971

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the six months ended September 30, 2020. For the six months ended September 30, 2020, the quarterly average gross notional amount of derivatives held by the Fund was $10,007,539 representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of September 30, 2020, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$10,675

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Fund as of September 30, 2020:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$672,440
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$64,664

The following table presents derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of September 30, 2020:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ (Received)*	Net Amount
Description
Written Options	$10,675	$—	$10,675	$10,675	$10,675	$—
	$10,675	$—	$10,675	$10,675	$10,675	$—

*   Any over-collateralization of total financial instruments or cash is not shown.

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2021. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. As of September 30, 2020, the Prime Rate was 3.25%. During the six months ended September 30, 2020, the Buffalo Flexible Income Fund had average outstanding borrowings of $5,803 under the credit facility and paid a weighted average interest rate of 3.25%, totaling $96 which is included in the other expenses on the Statement of Operations. During the six months ended September 30, 2020, the Buffalo Mid Cap Fund had average outstanding borrowings of $18,738 under the credit facility and paid a weighted average interest rate of 3.25%, totaling $310 which is included in the other expenses on the Statement of Operations. The July 6, 2020 balance of $3,429,000 for the Buffalo Mid Cap Fund was the maximum borrowing during the six months ended September 30, 2020. None of the other Buffalo Funds had borrowings under the credit facility during the period ended September 30, 2020.

11. Impact of COVID-19:

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of a Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to the Funds' performance and financial results.

12. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after September 30, 2020 and through the date the financial statements were issued.

On August 13, 2020, the Board approved a change to the name of the Buffalo Emerging Opportunities Fund. Effective October 15, 2020, the Emerging Opportunities Fund's name was changed to Buffalo Early Stage Growth Fund.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semi-annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that open-end investment companies ("funds") will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Liquidity Rule requires funds to establish and implement written liquidity risk management programs ("LRMPs")

The Buffalo Funds (individually, a "Fund" or collectively, the "Funds") have established and implemented the Buffalo Funds' LRMP (the "Program") applicable to all of the Funds. The Board of Trustees of the Funds (the "Board") met on August 20, 2020 (the "Meeting") to review the Program pursuant to the Liquidity Rule. The Board has designated the Funds' adviser, Kornitzer Capital Management, Inc. (the "Adviser"), as the administrator of the Program, and the Adviser has appointed a committee to fulfill the responsibilities set forth under the Program (the "Program Administrator"). At the Meeting, the Adviser's Chief Compliance Officer ("CCO"), on behalf of the Program Administrator, made a presentation to the Board that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Program (the "Presentation"). The Presentation covered the period from July 1, 2019 through June 30, 2020 (the "Reporting Period").

The Presentation noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing a Fund's "liquidity risk" (as defined under the Liquidity Rule), including the following points.

Liquidity Classification — The Presentation described the Program's liquidity classification methodology for categorizing the Funds' investments into one of four liquidity buckets. Specifically, the Program Administration noted that it relied on liquidity classifications provided by ICE Data Services, its third party data service that provides liquidity classification services, and that each Fund predominantly held investments that were classified as highly liquid during the Reporting Period.

Highly Liquid Investment Minimum ("HLIM") — The Program Administrator noted that each Fund's portfolio is expected to continue to primarily hold highly liquid investments and each Fund will be considered a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in the Liquidity Rule from the requirements to determine and review a HLIM for each Fund and to adopt policies and procedures for responding to a HLIM shortfall.

Liquidity Risk. In concluding that each Fund's liquidity risk was low, the Program Administrator considered the following:

•  The Funds' investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions — During the Reporting Period, the Program Administrator reviewed whether each Fund's investment strategy is appropriate for an open-end fund structure with a focus on Funds with holdings of less liquid and illiquid assets and factored a Fund's concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

•  Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions — During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund's reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels, and the degree of certainty associated with a Fund's short-term and long-term cash flow projections.

•  Holdings of cash and cash equivalents — The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund's ability to meet redemption requests.

(Unaudited)

Conclusion. The Presentation provided that the Program Administrator was not proposing any material changes to the Program after reviewing the adequacy of the Program and the effectiveness of the Program's implementation. The Presentation stated that the Program Administrator concluded that, based on the operation of the Program during the Reporting Period, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundannual

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for Semi-Annual Report.

(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/S/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	12/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Buffalo Funds

By	/S/ Kent W. Gasaway
Kent W. Gasaway,
President and Treasurer

Date	12/8/2020

3